                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION


PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO.  )

Filed by the Registrant   [X]

Filed by a Party other than the Registrant [_]


Check the appropriate box:

[_] Preliminary Proxy Statement

[_] Confidential, for the use of the Commission only (as permitted by Rule 14a-6(e)(2)

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                                 EPICEDGE INC.
--------------------------------------------------------------------------------
                (Name of Registrant As Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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3)  Per unit price or other underlying value of transaction computed pursuant to
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[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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*Set forth the amount on which the filing fee is calculated and state how it was
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

                                EPICEDGE, INC.
                           3200 WILCREST, SUITE 370
                             HOUSTON, TEXAS 77042
                                (713) 784-2374
                               www.EpicEdge.com

                               ----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                               ----------------

TIME:9:00 a.m. May 25, 2000

PLACE: The Houstonian Hotel, Club and Spa
       111 North Post Oak Lane
       Houston, Texas 77024
       (713) 680-2626

ITEMS OF BUSINESS:

     (1) To elect seven members to the Board of Directors for one-year terms.

     (2) To approve Deloitte & Touche LLP as our independent auditors for the 2000 fiscal year.

     (3) To approve a proposal to amend our Articles of Incorporation to establish blank check preferred stock with 5,000,000 shares reserved for issuance.

     (4) To approve an amendment to our 1999 Stock Option Plan to increase the number of shares of common stock authorized to be issued under the Plan from 3,000,000 shares of common stock to 7,500,000 shares of common stock.

     (5) To establish an Employee Stock Purchase Plan.

     (6) To transact such other business as may properly come before the Meeting and any adjournment or postponement.

RECORD DATE:

   You can vote if you are a stockholder of record on April 25, 2000.

ANNUAL REPORT:

   Our 1999 Annual Report, which is not a part of the proxy soliciting material, is enclosed.

PROXY VOTING:

   It is important that your shares be represented and voted at the meeting. Please vote in one of these ways:

     (1) USE THE TOLL-FREE TELEPHONE NUMBER shown on the proxy card (this call is free in the U.S.);

     (2) VISIT THE WEB SITE noted on your proxy card to vote via the Internet; or

     (3) MARK, SIGN, DATE AND PROMPTLY RETURN the enclosed proxy card in the postage-paid envelope.

   Any proxy may be revoked at any time prior to its exercise at the Meeting.

                                          Robert Nelson
                                          Secretary

May 5, 2000

                                EPICEDGE, INC.
                           3200 WILCREST, SUITE 370
                             HOUSTON, TEXAS 77042
                                (713) 784-2374
                               www.EpicEdge.com

                                PROXY STATEMENT

   The proxy materials are delivered in connection with the solicitation by the Board of Directors of EpicEdge, Inc. ("EpicEdge," the "company," "we," or "us"), a Texas corporation, of proxies to be voted at our 1999 Annual Meeting of Stockholders and at any adjournment or postponement.

   You are invited to attend our Annual Meeting of Stockholders on May 25, 2000, beginning at 9:00 a.m. The meeting will be held at The Houstonian Hotel, Club and Spa, at 111 North Post Oak Lane, Houston, Texas 77024.

   This Proxy Statement, form of proxy and voting instructions are being mailed starting May 5, 2000.

Stockholders Entitled to Vote

   Holders of record of our common stock at the close of business on April 25, 2000 are entitled to receive this notice and to vote their shares at the Annual Meeting. As of that date, there were 25,618,486 shares of common stock outstanding. Each share of common stock is entitled to one vote on each matter properly brought before the Meeting.

Proxies

   Your Vote Is Important. Stockholders of record may vote their proxies by telephone, Internet or mail. A toll-free telephone number and web site address are included on your proxy card. If you choose to vote by mail, a postage-paid envelope is provided.

   Proxies may be revoked at any time before they are exercised by:

  .  written notice to the Secretary of the company,

  .  timely delivery of a valid, later-dated proxy or

  .  voting by ballot at the Annual Meeting.

   You May Save Us The Expense Of A Second Mailing By Voting Promptly.

   Choose ONE of the following voting methods to cast your vote.

                                  HOW TO VOTE

Vote by Telephone

   You can vote your shares by telephone by calling the toll-free telephone number (at no cost to you) on your proxy card. Telephone voting is available 24 hours a day. Easy-to-follow voice prompts allow you to vote your shares and confirm that your instructions have been properly recorded. Our telephone voting procedures are designed to authenticate stockholders by using individual control numbers. If you vote by telephone you can also give us instructions to discontinue future duplicate Annual Reports. IF YOU VOTE BY TELEPHONE YOU DO NOT NEED TO RETURN YOUR PROXY CARD.

Vote by Internet

   You can also choose to vote via the Internet. The web site for Internet voting is on your proxy card. Internet voting is available 24 hours a day, AND WILL BE ACCESSIBLE UNTIL 8:00 A.M. ON MAY 25, 2000. As with telephone voting, you will be given the opportunity to confirm that your instructions have been properly recorded. IF YOU VOTE VIA THE INTERNET YOU DO NOT NEED TO RETURN YOUR PROXY CARD.

Vote by Mail

   If you choose to vote by mail, simply mark your proxy, date and sign it, and return it to American Stock Transfer & Trust Company in the postage-paid envelope provided. If the envelope is missing, please address your completed proxy card to EpicEdge Inc. c/o American Stock Transfer & Trust Company, 40 Wall Street, New York, New York 10005.

Voting at the Annual Meeting

   The method by which you vote now will not limit your right to vote at the Annual Meeting if you decide to attend in person. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the Meeting.

   All shares that have been properly voted--whether by telephone, Internet or mail, and not revoked--will be voted at the Annual Meeting. If you sign and return your proxy card but do not give voting instructions, the shares represented by that proxy will be voted as recommended by the Board of Directors.

Voting on other Matters

   If any other matters are properly presented at the Annual Meeting for consideration, the persons named in the proxy will have the discretion to vote on those matters for you. At the date this Proxy Statement went to press, we did not know of any other matter to be raised at the Annual Meeting.

Consolidation of Your Vote

   You will receive only one proxy card for all the shares you hold in your name.

   Please note that if you own shares in joint name, and other shares in your own name, you will receive a separate proxy card for the joint ownership. We can only consolidate identically named accounts.

List of Stockholders

   A list of stockholders entitled to vote at the Annual Meeting will be available at the Annual Meeting and for ten days prior to the Meeting, between the hours of 8:45 a.m. and 4:30 p.m., at our offices at 3200 Wilcrest Suite 370, Houston, Texas, by contacting the Secretary of the company.

Required Vote

   The presence, in person or by proxy, of the holders of a majority of the votes entitled to be cast by the stockholders entitled to vote at the Annual Meeting is necessary to constitute a quorum. Abstentions and broker "non-votes" are counted as present and entitled to vote for purposes of determining a quorum. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.

   A plurality of the votes cast is required for the election of Directors. Abstentions and broker "non-votes" are not counted for purposes of the election of Directors.

   The affirmative vote of a majority of the votes cast is required to approve the appointment of Deloitte & Touche. Abstentions and broker "non-votes" are not counted for purposes of approving this matter.

   The affirmative vote of a majority of outstanding shares of common stock entitled to vote is required to approve:

  . the amendment to our 1999 Stock Option Plan to increase the number of shares authorized to be issued under the plan from 3,000,000 to 7,500,000, and

  . the establishment of our Stock Purchase Plan for employees.

   The affirmative vote of two-thirds of the outstanding shares of common stock entitled to vote is required to approve:

  . the amendment to our Articles of Incorporation establishing preferred stock and reserving 5,000,000 shares for issuance.

   Abstentions and broker "non-votes" will have the same effect as a vote cast "against" each of these proposals.

                                    ITEM 1
                             ELECTION OF DIRECTORS

Role and Composition of the Board of Directors

   Our business, property and affairs are managed under the direction of our Board of Directors. Members of our Board are kept informed of our business through discussions with our Chairman and Chief Executive Officer and other officers, by reviewing materials provided to them, by visiting our offices, and by participating in meetings of the Board and its committees.

   Our directors are elected annually by our Stockholders. Our bylaws provide that the number of our directors will be determined by the Board of Directors but shall not be less than three. The Stockholders will elect seven directors for the coming year. Five of the nominees presently serve as directors.

   Although we do not anticipate that any of the nominees will be unable to serve, if such a situation arises prior to the Annual Meeting, the persons named in the enclosed Proxy will vote for the election of such person(s) as may be nominated by the Board of Directors.

Director Nominees

   Carl R. Rose (age 45). Mr. Rose has served as our Chairman since December 1998. Mr. Rose served as our Chief Executive Officer from January 1999 until February 2000. Mr. Rose founded Design Automation Systems, Inc., a privately held Texas company ("DASI"), in 1985 and served as its Chairman from its inception until April 1999. From inception until January 1999, Mr. Rose served as President of DASI. From January 1999 until April 1999, Mr. Rose served as Chief Executive Officer of DASI.

   Charles H. Leaver, Jr. (age 43). Mr. Leaver has served as one of our directors since December 1998. Mr. Leaver has served as our Chief Executive Officer since February 2000, and our Vice Chairman since January 2000. Mr. Leaver served as our President from January 1999 until February 2000. Mr. Leaver served as President and a director of DASI from January 1999 to April 1999. Prior thereto, Mr. Leaver served as Vice President of Operations from September 1997 until December 1998 and Vice President of Sales from September 1991 until September 1997.

   Jeffrey S. Sexton (age 31). Mr. Sexton has served as one of our directors since June 1999, as our President since February 2000 and as our Chief Operating Officer since November 1999. Previously, Mr. Sexton was a co-founder and President of COAD Solutions, Inc., which was acquired by the company in March 1999.

   Bahram Nour-Omid (age 44). Mr. Nour-Omid has served as one of our directors since November 1999. Mr. Nour-Omid has served as Chief Executive Officer of Ifilm Corp. from September 1999 until the present. Mr. Nour-Omid served as Executive Vice President of Essentns from August 1996 until March 1999. Prior thereto, Mr. Nour-Omid served as Executive Vice President of Scopns Technology from March 1993 until August 1996.

   John P. Streeten (age 41). Mr. Streeten has served as one of our directors since November 1999. From September 1999 to the present, Mr. Streeten served as the Chief Executive Officer of NewWorldApps, Inc. From July 1998 until September 1999, Mr. Streeten served as the Vice President of Finance at USinternetworking, Inc. From October 1996 until July 1998, Mr. Streeten served as the Finance Manager for Acquisitions and Alliances for IBM Corporation. From January 1991 until September 1996, Mr. Streeten was the District Sales Manager for Lotus/IBM Corporation.

   Nicholas L. Reding (age 64). Mr. Reding is Chairman of the Nidus Center for Scientific Enterprise, a position he has held since 1999. From 1992 until 1998, Mr. Reding was Vice Chairman of Monsanto Company. Mr. Reding is also a Director of International Multifoods Corporation, Meredith Corporation and CPI Corporation.

   Douglas S. Luke (age 58). Mr. Luke is President and Chief Executive Officer of HL Capital, Inc., a position he has held since May 1999. From July 1998 until April 1999, Mr. Luke was retired. From 1991 until July 1998, Mr. Luke served as President and Chief Executive Officer of WLD Enterprises, Inc. Mr. Luke is a Director of Orbital Sciences Corporation, a New York Stock Exchange-listed space products and services company; Regency Realty Corporation, a New York Stock Exchange-listed leading national grocery-anchored community shopping center company; and Westvaco Corporation, a New York Stock Exchange-listed major paper manufacturing, converting and specialty chemicals company. He is on the Advisory Boards of Saratoga Partners IV, L.P., Torrey Global Fund, Paul Capital Royalty Acquisition Fund and Trident Capital Funds.

   Directors serve until the expiration of their term at the annual meeting of stockholders. All officers serve at the discretion of the Board of Directors. There is no family relationship between or among any executive officers and directors.

   The Board of Directors held 18 meetings in 1999, and each director attended the Board meetings.

Interlocking Relationships with Executive Officers or Directors

   None of the directors has a relationship that would constitute an interlocking relationship with executive officers or directors of another entity.

Board Committees

   In November 1999, we established audit and compensation committees of the Board. The audit committee was established to review, in consultation with the independent auditors, our financial statements, accounting and other policies, accounting systems and system of internal controls. The audit committee also recommends the engagement of our independent auditors and reviews other matters relating to our relationship with our auditors. The audit committee is comprised of Messrs. Nour-Omid and Streeten. The compensation committee was established to review and act on matters relating to compensation levels and benefit plans for key executives of the company, among other things and is comprised solely of outside directors. The compensation committee is comprised of Messrs. Nour-Omid and Streeten. There were no meetings of the audit or compensation committees during fiscal 1999. The Board currently has no nominating committee or a committee performing a similar function.

Board Compensation

   In November 1999, Mr. Nour-Omid received 28,750 shares of company common stock in consideration of his service on the Board, and Mr. Streeten received 18,750 shares of company common stock in consideration of his service on the Board.

Section 16(a) Compliance

   Section 16(a) of the Securities and Exchange Act of 1934 requires our directors and executive officers, and persons who own beneficially more than ten percent (10%) of our common stock, to file reports of ownership and changes of ownership with the Securities and Exchange Commission. Copies of all filed reports are required to be furnished to us pursuant to Section 16(a). Based solely on the reports received by us and on written representations from reporting persons, we believe that the directors, executive officers, and greater than ten percent (10%) beneficial owners complied with all applicable filing requirements during the fiscal year ended December 31, 1999, except as follows. Messrs. Rose, Leaver and Nelson filed their Form 3s in February 1999, which should have been filed in January 1999. Mr. Sexton filed his Form 3 in August 1999, which should have been filed in June 1999. Messrs. Nour-Omid and Streeten filed their Form 3s in December 1999, which should have been filed in November 1999. Mr. Sexton failed to timely report on Form 4 one transaction in June 1999 and one transaction in November 1999, which were reported on Form 5 in April 2000. Mr. Nelson failed to timely report on Form 4 one transaction in June 1999 and one transaction in November 1999, which were reported on Form 5 in April 2000. Mr. Leaver failed to timely report on Form 4 one transaction in November 1999, which was reported on Form 5 in April 2000. Mr. Fisher failed to timely report his holdings in October 1999 on Form 3, which was reported on Form 5 in April 2000.

   THE BOARD OF DIRECTORS HAS NOMINATED THE ABOVE-REFERENCED DIRECTORS FOR ELECTION BY THE STOCKHOLDERS AND UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES LISTED ABOVE. THE ELECTION OF THESE DIRECTORS REQUIRES A PLURALITY OF THE VOTES CAST BY THE HOLDERS OF THE SHARES OF COMMON STOCK PRESENT OR REPRESENTED BY PROXY AT THE ANNUAL MEETING AND ENTITLED TO VOTE IN THE ELECTION OF DIRECTORS.

                                    ITEM 2
                RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

   Our Board wishes to obtain from you a ratification of the Board's action in appointing Deloitte & Touche LLP, as our independent public accountants for the fiscal year ending December 31, 2000. The engagement of Deloitte & Touche LLP has been approved by the Board. Representatives from the firm are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire, and are expected to be available to respond to appropriate questions.

   In the event the appointment of Deloitte & Touche LLP as our independent public accountants is not ratified by our Stockholders, the adverse vote will be considered as a direction to the Board to select other auditors for the following year. However, because of the difficulty in making any substitution of auditors so long after the beginning of the current year, the appointment for the fiscal year 2000 will be permitted to stand unless the Board finds other good reason for making a change.

   THE BOARD OF DIRECTORS HAS APPROVED THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR FISCAL YEAR 2000 AND UNANIMOUSLY RECOMMENDS A VOTE FOR RATIFICATION OF SUCH APPOINTMENT. SUCH RATIFICATION REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE SHARES OF COMMON STOCK PRESENT OR REPRESENTED BY PROXY AND ENTITLED TO VOTE AT THE ANNUAL MEETING.

                                    ITEM 3
              AMENDING OUR ARTICLES OF INCORPORATION TO ESTABLISH
                                PREFERRED STOCK

   The Board believes it to be in our best interests to amend our Articles of Incorporation to authorize the issuance of preferred stock. In April 2000, the Board voted to amend Article IV of our Articles of Incorporation to reserve 5,000,000 shares of preferred stock to be authorized for issuance, and directed that the amendment be submitted to a vote of the Stockholders at the Annual Meeting. The form of proposed amendment is attached to this proxy statement as Exhibit "A."

   The Board believes it would be desirable to establish preferred stock in order to make available additional shares for possible stock splits, acquisitions, financings, employee benefit plan issuance and for such other corporate purposes as may arise. We do not currently have any plans, arrangements, negotiations, or understanding with regard to the issuance of any preferred stock.

   The amendment is written so that preferred stock may be issued from time-to-time in one or more classes or series, each of which shall have a distinctive designation or title as determined by the Board prior to the issuance of the shares. Each class or series of preferred stock may have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions as set forth in the resolution or resolutions providing for the class or series of preferred stock as may be adopted from time-to-time by the Board prior to the issuance of any preferred stock. While the issuance of preferred stock in certain instances may have the effect of stalling a hostile takeover, the Board does not intend or view the authorization of preferred stock as an anti-takeover measure, nor are we aware of any proposed or contemplated transaction of this type.

   THE BOARD OF DIRECTORS HAS APPROVED THE AMENDMENT TO THE ARTICLES OF INCORPORATION AND UNANIMOUSLY RECOMMENDS A VOTE FOR THE ADOPTION OF SUCH AMENDMENT. SUCH ADOPTION REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF TWO-THIRDS OF THE COMMON STOCK PRESENT OR REPRESENTED BY PROXY AND ENTITLED TO VOTE AT THE ANNUAL MEETING.

                                    ITEM 4
         APPROVAL OF AN INCREASE IN THE NUMBER OF SHARES AVAILABLE FOR
                   ISSUANCE UNDER THE 1999 STOCK OPTION PLAN

   The 1999 Employee Stock Option Plan was adopted by the Board and approved by the majority stockholder in February 1999. The plan allows stock option grants, performance stock awards, restricted stock awards, and stock appreciation rights ("SAR") as determined by our compensation committee. In November 1999, the Board voted to increase the number of shares of common stock reserved for issuance under the plan from 3,000,000 shares of common stock to 7,500,000 shares of common stock. The purpose of the plan is to foster and promote the financial success of the company and increase stockholder value by enabling eligible key employees and others to participate in the long-term growth and financial success of the company. A summary of the plan is set forth below, and the full text of the plan is attached hereto as Exhibit "B."

   Eligibility. The plan is open to key employees, including officers, directors and consultants of the company and its affiliates ("Eligible Persons").

   Transferability. The grants are not transferable.

   Changes in the Company's Capital Structure. The plan will not affect the right of the company to authorize adjustments, recapitalizations, reorganizations or other changes in the company's capital structure. In the event of an adjustment, recapitalization or reorganization the award shall be adjusted accordingly. In the event of a merger, consolidation, or liquidation, the Eligible Person will be eligible to receive a like number of shares of stock in the new entity he would have been entitled to if immediately prior to the merger he had exercised his option. The Board may waive any limitations imposed under the plan so that all options are immediately exercisable. All outstanding options may be cancelled by the Board upon written notice to the Eligible Person and by granting a period in which the options may be exercised.

   Options and SARs. The company may grant incentive or non-qualified stock options.

   Option Price. Incentive options shall be not less than the greater of (i) 100% of fair market value on the date of grant, or (ii) the aggregate par value of the shares of stock on the date of grant. The compensation committee, at its option, may provide for a price greater than 100% of fair market value. The price for 10% or more stockholders shall be not less than 110% of fair market value.

   Duration. No option or SAR may be exercisable after the period of 10 years. In the case of 10% or more stockholder no incentive option may be exercisable after the expiration of five years.

   Amount Exercisable--Incentive Options. No option may be exercisable within six months from its date of grant unless a shorter time is designated by the Board. In the event an Eligible Person exercises incentive options during the calendar year whose aggregate fair market value exceeds $100,000, the exercise of options over $100,000 will be considered non-qualified stock options.

   Exercise of Options. Options may be exercised by written notice to the compensation committee with:

  . Cash, certified check, bank draft, or postal or express money order payable to the order of the company for an amount equal to the option price of the shares;

  .  Stock at its fair market value on the date of exercise;

  . An election to make a cashless exercise through a registered broker-dealer (if approved in advance by the compensation committee).

  . Any other form of payment, which is acceptable to the compensation committee, including with limitation, payment in the form of a promissory note, and specifying the address to which the certificates for the shares are to be mailed.

   SARS. SARs may, at the discretion of the compensation committee, be included in each option granted under the plan to permit the Eligible Person to surrender that option, or a portion of the part which is then exercisable, and receive in exchange an amount equal to the excess of the fair market value, in cash, or partly in cash and partly in shares of stock, as the compensation committee determines. SARs may be exercised only when the fair market value of the stock covered by the option surrendered exceeds the exercise price of the stock. In the event of the surrender of an option, or a portion of it, to exercise the SARs, the shares represented by the option or that part of it which is surrendered, shall not be available for re-issuance under the plan. Each SAR issued in tandem with an option (a) will expire no later than the expiration of the underlying option, (b) may be for no more than 100% of the difference between the exercise price of the underlying option and the fair market value of a share of stock at the time the SAR is exercised, (c) is transferable only when the underlying option is transferable, and under the same conditions, and (d) may be exercised only when the underlying option is eligible to be exercised.

   Termination of Options or SARS. Unless expressly provided in the option or SAR agreement, options or SARs shall terminate one day less than three months after an employees severance of employee with the company other than death, disability or retirement.

   Death. Unless the option or SAR expires sooner, the option or SAR will expire one year after the death of the Eligible Person.

   Disability. Unless the option or SAR expires sooner, the option or SAR will expire one day less than one year after the disability of the Eligible Person.

   Retirement. Unless it is expressly provided otherwise in the option agreement, before the expiration of an incentive option, the employee shall be retired in good standing from the employ of the company under the then established rules of the company, the incentive option shall terminate on the earlier of the options expiration date or one day less than one year after his retirement; provided, if an incentive option is not exercised within specified time limits prescribed by the Internal Revenue Code, it will become a non-qualified option by operation of law. Unless it is expressly provided otherwise in the option agreement, if before the expiration of a nonqualified option, the employee shall be retired in good standing from the employ of the company under the then established rules of the company, the non-qualified option shall terminate on the earlier of the nonqualified option's expiration date or one day less than one year after his retirement. In the event of retirement, the employee shall have the right prior to the termination of the non-qualified option to the extent to which he was entitled to exercise it immediately prior to his retirement, unless it is expressly provided otherwise in the option agreement. Upon retirement, a SAR shall continue to be exercisable for the remainder of the term of the SAR agreement.

   Reload Options. The Board or compensation committee shall have the authority (but not an obligation) to include as part of any option agreement a provision entitling the Eligible Person to further option (a "Reload Option") in the event the Eligible Person exercises the option in accordance with the plan and the terms and conditions of the option agreement. Any such Reload Option (a) shall be for a number of shares equal to the number of shares surrendered as part, or all, of the exercise price of such option, (b) shall have an expiration date which gave rise to such Reload Option, and (c) shall have an exercise price which is equal to one hundred percent (100%) of the fair exercise of the original option. Notwithstanding the foregoing, a Reload Option which is an incentive option and which is granted to a 10% Stockholder, shall have an exercise price which is equal to one hundred ten percent (110%) of the fair market value of the stock subject to the Reload Option on the date of exercise of the original option and shall have a term which is no longer than five (5) years.

   Restricted Stock Awards. The compensation committee may issue shares of stock to an Eligible Person subject to the terms of a restricted stock agreement. The restricted stock may be issued for no payment by the Eligible Person or for a payment below the fair market value on the date of grant. Restricted stock shall be subject to restrictions as to sale, transfer, alienation, pledge or other encumbrance and generally will be subject to vesting over a period of time specified in the restricted stock agreement. The compensation committee shall determine the period of vesting, the number of shares, the price, if any, of stock included in a restricted stock award, and the other terms and provisions which are included in restricted stock agreement.

   Award of Performance Stock. The compensation committee may award shares of stock, without any payment for such shares, to designated Eligible Persons if specified performance goals established by the compensation committee are satisfied. The terms and provisions herein relating to these performance-based awards are intended to satisfy Section 162(m) of the Code and regulations issued thereunder. The designation of an employee eligible for a specific performance stock award shall be made by the compensation committee in writing prior to the beginning of the period for which the performance is measured (or within such period as permitted by IRS regulations).

   Amendment or Termination of the Plan. The Board may amend, terminate or suspend the plan at any time, in its sole and absolute discretion; provided, however, that to the extent required to qualify the plan under Rule 16b-3 promulgated under Section 16 of the Exchange Act, no amendment that would (a) materially increase the number of shares of stock that may be issued under the plan, (b) materially modify the requirements as to eligibility for the participation in the plan, or (c) otherwise materially increase the benefits accruing to participants under the plan, shall be made without the approval of the company's stockholders; provided further, however, that to the extent required to maintain the status of any incentive option under the Code, no amendment that would (a) change the aggregate number of shares of stock which may be used under incentive options, or (c) decreases the option price for incentive options below the fair market value of the stock at the time it is granted, shall be made without the approval of the stockholders. Subject to the preceding sentence, the Board shall have the power to make any changes in the plan and in the regulations and administrative provisions under it or in any outstanding incentive option as in the opinion of counsel for the company may be necessary or appropriate from time-to-time to enable any incentive option granted under this plan to continue to qualify as an incentive stock option or such other stock option as may be defined under the Code so as to receive preferential federal income tax treatment.

   Federal Income Tax Consequences. Under present federal income tax laws, awards under the plan will have the following consequences:

  . The grant of an award will not, by itself, result in the recognition of taxable income to the participant nor entitle the company to a deduction at the time of such grant.

  . The exercise of a stock option which is an incentive option within the meaning of Section 422 of the Code will generally not, by itself, result in the recognition of taxable income to the participant nor entitle the company to a deduction at the time of such exercise. However, a participant must generally include in alternative minimum taxable income the amount by which the fair market value on the date of exercise exceeds the exercise price. The basis of the stock for alternative minimum tax purposes is adjusted to reflect the gain realized so that the participant will receive a corresponding deduction for alternative minimum tax purposes in the year the stock is sold. No alternative minimum tax consequences result for the company.

  . If the shares acquired upon exercise of an incentive option are not held for at least one year after transfer of such shares to the participant or two years after the grant of the incentive option, whichever is later (disqualifying disposition), the participant will recognize ordinary income upon the disposition of the shares in an amount equal to excess of fair market value on the date of exercise over the exercise price. However, the amount reportable as compensation is limited to the actual gain realized on the sale in cases where the sales prices is less than the fair market value of the stock on the date of exercise. In addition, where a loss is realized on the sale, no income is reported as compensation. Where the sales price is in excess of the exercise price, the participant will also recognize capital gain or loss in an amount equal to the difference between the sales price and the basis in the stock increased by any income reported as compensation. In cases where the exercise price is in excess of the sales price, the participant will recognize capital loss in an amount equal to the difference between the sales price and the exercise price. Capital gains or losses will be characterized as short-term if the shares were not held for more than one year after the exercise date of the incentive option and as long-term if the shares were held for more than one year after the exercise date of the incentive option.

  . Where a disqualifying disposition occurs and the participant recognizes income, the company will generally be entitled to a corresponding deduction. The company will not be entitled to a corresponding deduction for any capital gain or loss recognized by the participant.

  . If the shares acquired upon exercise of an incentive option are held by the participant for one year after the incentive option is exercised and two years after the incentive option was granted, the participant will recognize a capital gain or loss upon disposition of the shares in an amount equal to the difference between the sale price and the exercise price; such capital gain or loss will be characterized as short-term if the shares were not held for more than one year after the exercise of the incentive option and long-term if the shares were held for more than one year after the exercise of the incentive option. The company will not be entitled to a corresponding deduction for such capital gain or loss.

  . The exercise of a non-qualified stock option will result in the recognition of ordinary income by the participant on the date of exercise in an amount equal to the difference between the exercise price and the fair market value on the date of exercise of the option shares acquired pursuant to the stock option.

  . The company will be allowed a deduction at the time, and in the amount of any ordinary income recognized by the participant upon the exercise of a non-qualified stock option, provided the company meets its federal withholding tax obligations.

Upon sale of the shares acquired upon exercise of a non-qualified stock option, any appreciation or depreciation in the value of such shares from the time of exercise will result in the recognition of a capital gain or loss by the participant. Such capital gain or loss will be short-term if the shares were not held by the participant for more than one year after the exercise of the non-qualified stock option and long-term if the participant held the shares for more than one year following exercise of the non-qualified stock option.

   We do not currently have any plans, arrangements, negotiations, or understandings with regard to the issuance of stock options, performance stock awards, restricted stock awards or SARs.

   THE BOARD OF DIRECTORS HAS APPROVED THE AMENDMENT TO THE 1999 STOCK OPTION PLAN FOR EMPLOYEES AND UNANIMOUSLY RECOMMENDS A VOTE FOR THE ADOPTION OF SUCH AMENDMENT. SUCH ADOPTION REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF SHARES OF COMMON STOCK PRESENT OR REPRESENTED BY PROXY AND ENTITLED TO VOTE AT THE ANNUAL MEETING.

                                    ITEM 5
               APPROVAL OF THE 1999 EMPLOYEE STOCK PURCHASE PLAN

   General. The Board adopted the 1999 Employee Stock Purchase Plan ("1999 ESPP") in November 1999, subject to the approval of the stockholders. The 1999 ESPP is intended to encourage ownership of common stock by employees and to encourage employees to remain with us, or our subsidiaries, through an opportunity to share in the increased value of the common stock to which the employees contribute. The 1999 ESPP is for the benefit of all of our eligible full-time employees, both officers and non-officers. A summary of the 1999 ESPP is set forth below, and the full text of the 1999 ESPP is attached hereto as Exhibit "C."

   Eligibility and Participation--Administration. The 1999 ESPP authorizes us to issue options to eligible employees to purchase shares of our common stock at 85% of the fair market value of the common stock on the first business day of each offering period, which commences on January 1 and July 1 of each year. The 1999 ESPP will be administered by the Board, or a committee named by the Board. All of our employees (excluding employees whose scheduled employment is less than 20 hours per week or less than five months per year) who complete one or more years of continuous service as of July 1, 2000 are eligible for participation. Participants in the 1999 ESPP shall elect to have payroll deductions made on each payday during the offering period in an amount not less than 1% and not more than 15% of such participant's compensation on such payday. At the beginning of each offering period, each eligible employee participating in the 1999 ESPP shall be granted an option to purchase a number of shares of our common stock determined by dividing such employee's contribution accumulated prior to the purchase date by the lower of (i) 85% of the fair market value of a share of our common stock on the offering day, or
(ii) 85% of the fair market value of our common stock on the purchase date; provided however, that the maximum number of shares the employee may purchase during the offering period is 5,000.

   Purchase rights are not transferable except by will or by the laws of descent and distribution. Shares offered under the 1999 ESPP will be subject to adjustment in the case of stock dividends, stock splits and certain other stock changes. In addition, no option granted under the 1999 ESPP will permit a participant to purchase in any single calendar year shares of stock, together with all other shares which the participant may be entitled to purchase under all employee stock purchase plans in such year, at a rate in excess of $25,000 in fair market value (such fair market value determined at the time the option is granted) for each calendar year in which such option is outstanding.

Certain Federal Tax Consequences

   The 1999 ESPP is intended to comply with the requirements governing employee stock purchase plans set forth in the Code. Certain favorable tax consequences are afforded to purchasers of stock pursuant to an employee stock purchase plan meeting those requirements. If a participant acquires stock under such a plan and holds it for a period of more than two years from the date the option is granted and more than one year from the date the option is exercised, he would not realize any ordinary income on exercise but would realize ordinary income upon disposition of such stock to extent of the excess of the fair market value of such stock at the time the option was granted the amount of ordinary income is limited to the excess of the fair market value at the time of disposition over the option price. Neither the grant of an option under an employee stock purchase plan meeting the requirements in the Code nor the exercise of such an option has tax consequences to the company. If a participant disposes of stock acquired pursuant to such an option within two years from the date the option is granted or one year from the date the option is exercised, he must report as ordinary income the differences between the option price and the fair market value of stock at the time the option was exercised, and the company may take an income tax deduction in that amount.

   THE BOARD OF DIRECTORS HAS APPROVED THE 1999 ESPP AND UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSED PLAN. SUCH APPROVAL REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF SHARES OF COMMON STOCK PRESENT OR REPRESENTED BY PROXY AND ENTITLED TO VOTE AT THE ANNUAL MEETING.

                              EXECUTIVE OFFICERS

   Our executive officers are as follows:

           Name             Age                     Capacity
           ----             ---                     --------
Charles H. Leaver..........  45 Chief Executive Officer
Jeffrey S. Sexton..........  31 President and Chief Operating Officer
Robert E. Nelson...........  49 Chief Financial Officer and Secretary
Richard Fisher.............  52 Executive Vice President of Business Development
Gary C. Young..............  55 Executive Vice President of Enterprise Solutions
Peter B. Davis.............  41 Executive Vice President Marketing and Strategy

   The biographies of Messrs. Leaver and Sexton are previously described in
Item 1.

   Robert E. Nelson has served as our Chief Financial Officer since November 1999 and as our Secretary since January 1999. Mr. Nelson served as one of our directors from January 1999 until November 1999. Mr. Nelson served as Secretary and Controller of DASI from March 1995 until April 1999. Prior thereto, Mr. Nelson served as an accountant to the Montrose Clinic from August 1994 until February 1995.

   Richard Fisher has served as our Executive Vice President of Business Development since November 1999. From May 1998 until November 1999, Mr. Fisher was Vice President of Sales and Marketing for ManageIT. From May 1996 until May 1998, Mr. Fisher was Area Manager for Optima Software. From January 1991 until May 1996, Mr. Fisher was Regional Manager of Legent Corporation.

   Gary C. Young has served as our Executive Vice President of Enterprise Solutions since December 1999. From January 1999 until November 1999, Mr. Young was Director of Business Development, State and Local Government for Electronic Data Services Corporation. From March 1996 until March 1999, Mr. Young was president of Heart of Texas General Contractors, Inc. From December 1994 until February 1996, Mr. Young was Director of National Marketing for GC Services.

   Peter B. Davis has served as our Executive Vice President of Marketing and Strategy since March 2000. In April 1997, Mr. Davis co-founded the Growth Strategy Group, Inc., a marketing and communications consulting firm, which we acquired in March 2000. Mr. Davis was Director of Marketing and Corporate Communications for AJ Contracting from January 1996 until March 1997. Prior thereto, Mr. Davis was the owner and sole proprietor of Davis Media, Inc.

   There are no family relationships between or among any of the executive officers and directors.

                                STOCK OWNERSHIP

   The following table sets forth, as of April 16, 2000, certain information with respect to the beneficial ownership of our common stock by:

  . each person known by us who beneficially owns more than 5% of our outstanding common stock
  . each director and director nominee
  . each named executive officer
  . all directors and officers as a group

                                                         Shares of
                                                           Common    Percent of
                    Name and Address                       Stock    Voting Power
                    ----------------                     ---------- ------------
Carl R. Rose............................................ 14,389,650    62.3%
3200 Wilcrest, Suite 370
Houston, Texas 77042

Charles H. Leaver.......................................  1,432,310     6.2%
3200 Wilcrest, Suite 370
Houston, Texas 77042

Jeffrey S. Sexton.......................................    350,000     1.3%
1150 Lakeway Drive, Suite 218
Austin, Texas 78734

Bahram Nour-Omid........................................     57,500 Less than 1%
4630 Admiralty Way
Suite 423
Marina Del Ray, Calif. 90292

John P. Streeten........................................     18,750 Less than 1%
9483 Shouse Drive
Vienna, Virginia 22182

Nicholas L. Reding......................................     40,000 Less than 1%
19 Bellerive Country Club Grounds
St. Louis, MO 63141

Douglas S. Luke.........................................         -- Less than 1%

Robert E. Nelson........................................     60,000 Less than 1%
3200 Wilcrest, Suite 370
Houston, Texas 77042

All directors and officers as
 a group (11)........................................... 16,520,043     64%

   Of the 14,389,650 shares of common stock held by Mr. Rose, 5,000,000 are held in trust for which he is the trustee and maintains voting control. The shares of common stock held by Mr. Sexton include 50,000 shares of common stock underlying options, which vest within the next sixty days. The shares of common stock held by Mr. Nelson include 60,000 shares of common stock underlying options, which vest within the next sixty days. The shares of common stock held by all directors and officers as a group include 143,333 shares of common stock underlying options, which vest in the next sixty days.

                            EXECUTIVE COMPENSATION

   The following table sets forth information regarding compensation paid by the company to the Chief Executive Officer and for all other executive officers whose total annual salary and bonus exceeded $100,000 during 1999. For the fiscal years ended 1998 and 1997, disclosure is provided for only the Chief Executive Officer as no other officer received total annual salary and bonus exceeding $100,000. The table below does not include perquisites and other personal benefits in amounts of less than 10% of the total annual salary and bonus of the named executive officer.

                              ANNUAL COMPENSATION

                                               AWARDS                                        PAYOUTS
                         -------------------------------------------------- ------------------------------------------
                                                      Other      Restricted   Securities
Name and Principal                                   Annual        Stock      Underlying       LTIP       All Other
Position                 Year Salary($) Bonus($) Compensation($) Awards($)  Options/Sars(#) Payouts($) Compensation($)
------------------       ---- --------- -------- --------------- ---------- --------------- ---------- ---------------
Carl R. Rose............ 1999 $300,000  $ 10,000        --           --              --         --            --
 Chief Executive Officer

Glenn L. Loch........... 1998 $ 53,500        --        --           --              --         --            --
 Former Chief            1997 $ 36,600        --        --           --              --         --            --
 Executive Officer

Charles H. Leaver....... 1999 $243,334  $140,000        --           --         260,000         --            --
 President

Jeffrey S. Sexton....... 1999 $126,667  $ 80,000        --           --         450,000         --            --
 Chief Operating
 Officer

Robert E. Nelson........ 1999 $119,167  $ 35,000        --           --         300,000         --            --
 Chief Financial
 Officer

Material Employment Agreements

   In January 1999, the company entered into an employment agreement with Mr. Rose for the position of Chief Executive Officer. The initial term of the agreement is five years, with successive one-year renewals at the expiration of the term, unless the agreement is terminated earlier.

   Pursuant to the terms of the agreement, Mr. Rose is entitled to receive an annual salary of $300,000 and an annual incentive bonus equal to fifty percent (50%) of the base salary which is payable in equal quarterly installments. The agreement provides for an annual review by the Board of the compensation payable to Mr. Rose for adjustment, if appropriate. Mr. Rose is entitled to the following perquisites: (1) participation in the company employee benefit plans, (2) reimbursement for all business travel and other out-of-pocket expenses reasonably incurred by Mr. Rose in the performance of his duties, and
(3) other executive perquisites as determined by the Board.

   The agreement may be terminated by any of the following methods:

(a) Death. In the event of the termination of the agreement by the employee's death, the estate shall be entitled to all base salary earned through the date of the employee's death, the pro rata portion of the incentive bonus and a representative of employee's estate shall be entitled to exercise vested options, if any, for a period of 120 days from employee's death.

(b) Disability. In the event of the termination of the agreement by employee's disability, the employee shall be entitled to receive 60% of base salary for the remaining term of the agreement or one year, whichever is less.

(c) Good Cause. The company may terminate the agreement ten (10) days after written notice to employee for good cause, which shall be: (1) employee's gross negligence in the performance or intentional non-performance (either of which continuing for 10 days after receipt of written notice of need to cure) of any of employee's material duties and responsibilities hereunder;
    (2) employee's willful, material and irreparable breach of the agreement,
    (3) employee's willful dishonesty, fraud or misconduct with respect to the business or affairs of the Company which materially and adversely affects the operations or reputation of the company; (4) the employee's conviction of a felony crime; or (5) chronic alcohol abuse or illegal drug abuse by employee. In the event of a termination for good cause, employee shall have no right to any severance compensation.

(d) Without Cause. The company or employee may, without cause, terminate the agreement, effective thirty (30) days after written notice is provided to the company. Should employee be terminated by the company without cause during the term, employee shall receive from the company, at his option, either six (6) months base salary (at the rate then in effect) payable in a lump-sum payment due on the effective date of termination or one year's base salary payable from time-to-time at regular intervals. Further, any termination without cause by the company operates to invalidate the terms of any non-compete clause. If employee resigns or otherwise terminates employee's employment without cause, employee shall receive no severance compensation and the terms of the non-compete section shall be fully

   In January 1999, the company entered into an employment agreement with Mr. Leaver for the position of President. The terms of Mr. Leaver's employment agreement are substantially similar to Mr. Rose's employment agreement except:
(1) base salary is $240,000 per year, and (2) termination by death only provides for the payment to the estate of accrued base salary through the date of death.

   In February 1999, the company entered into an employment agreement with Mr. Nelson for the position of Secretary. The terms of Mr. Nelson's employment agreement are substantially similar to Mr. Leaver's employment agreement except the base salary is $115,000 per year.

   In April 1999, the company entered into an employment agreement with Mr. Sexton for the position of President. The terms of Mr. Sexton's employment agreement are substantially similar to Mr. Leaver's employment agreement except base salary is $160,000 per year.

   In February 2000, the employment agreements for Messrs. Leaver, Sexton and Nelson were amended to provide that the options granted to them during the year ended December 31, 1999 be terminable only if their employment is terminated with cause, or by the expiration of the option's term.

                                 Stock Options

   Our 1999 Stock Option Plan for Employees provides for the issuance of an aggregate 3,000,000 shares of our common stock upon exercise of options granted under the plan. As of December 31, 1999, options to purchase an aggregate 2,605,100 shares of our common stock were outstanding under the plan.

                           1999 Stock Option Grants

                                            Percent of
                               Number of   Total Options
                               Securities  SARs Granted
                               Underlying  to Employees  Exercise or
                              Options/SARs   in Fiscal       Base     Expiration
            Name               Granted(#)      Year      Price ($/Sh)    Date
            ----              ------------ ------------- ------------ ----------
Charles H Leaver.............   260,000         9.85%       $5.00      11/10/09
 President
Jeffrey S Sexton.............   150,000        17.05%        2.00        6/2/09
 Chief Operating Officer        300,000                      5.00      11/10/09
Robert E Nelson..............   180,000        11.36%        2.00        6/2/09
 Chief Financial Officer        120,000                      5.00      11/10/09

        Aggregated Option Exercises in 1999 and Year-End Option Values

                                                   Number of Securities
                                                  Underlying Unexercised     Value of Unexercised
                                                        Options at          In-the-Money Options at
                           Shares                   Fiscal Year End(#)        Fiscal Year End($)
                         Acquired on    Value    ------------------------- -------------------------
          Name           Exercise(#) Realized($) Exercisable Unexercisable Exercisable Unexercisable
          ----           ----------- ----------- ----------- ------------- ----------- -------------
Charles H. Leaver.......      --          --          --        260,000       $-0-      $2,323,750
 President
Jeffrey S. Sexton.......      --          --          --        450,000       $-0-      $4,471,875
 Chief Operating Officer
Robert E. Nelson........      --          --          --        300,000       $-0-      $3,221,250
 Chief Financial Officer

Certain Transactions

   In connection with the formation of DASI, Mr. Rose was issued 1,440 shares of DASI common stock for nominal consideration. In December 1998, Mr. Leaver was awarded 144 shares of DASI common stock for services rendered having a value of $12,770. In December 1998, DASI effected a 10,000 for 1 stock split. In connection with the acquisition of DASI more particularly described in Item 1 hereof, Messrs. Rose and Leaver exchanged their shares of DASI common stock and the company issued Mr. Rose 14,400,000 shares of company common stock, and Mr. Leaver 1,440,000 shares of company common stock.

   DASI had $119,497 in management fee income for the year ended December 31, 1998, from a company that is wholly owned by Mr. Rose.

   Mr. Rose advanced DASI an aggregate $422,347, during the years ended 1998, 1997, and 1996. The advances were unsecured, due on demand and bore interest at a rate of 14% per annum. The interest was paid semi-monthly. Interest on the advances was $56,000, $33,000 and $39,000 for the years ended 1998, 1997, and 1996, respectively. In 1998, Mr. Rose forgave the advances in exchange for cancellation of an account receivable to DASI from a company wholly owned by Mr. Rose.

   In June 1999, Mr. Sexton received 300,000 shares of company common stock as consideration for the acquisition of COAD Solutions, Inc., and a five-year option to purchase 150,000 shares of company common stock at an exercise price of $2.00 per share.

   In November 1999, Mr. Leaver received a five-year option to purchase 260,000 shares of company common stock at an exercise of $5.00 per share, and Mr. Sexton received a five-year option to purchase 300,000 shares of company common stock at an exercise of $5.00 per share. In November 1999, Mr. Nour-Omid received 28,750 shares of company common stock in consideration of his service on the Board, and Mr. Streeten received 18,750 shares of company common stock in consideration of his service on the Board.

                             COST OF SOLICITATION

   We will pay the expenses of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees in person or by telephone, electronic transmission, facsimile transmission or other means of communication. Our directors, officers and employees will not be compensated additionally for the solicitation, but may be reimbursed for out-of-pocket expenses in connection with this solicitation. Arrangements are being made with brokerage houses and any other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of our common stock, and we will reimburse such brokers, custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses.

                  STOCKHOLDER PROPOSALS FOR THE NEXT MEETING

   Under Rule 14a-8 of the Exchange Act, proposals that stockholders intend to have included in the company's proxy statement and form of proxy for the 2001 Annual Meeting of Stockholders must be received by the company no later than January 6, 2001. However, if the date of the 2001 Annual Meeting of Stockholders changes by more than 30 days from the date of the 2000 Annual Meeting of Stockholders, the deadline is a reasonable time before the company begins to print and mail its proxy materials, which deadline will be set forth in a quarterly report on Form 10-QSB or will otherwise be communicated to stockholders. Stockholder proposals must also be otherwise eligible for inclusion.

   Moreover, with respect to any proposal by a stockholder not seeking to have the proposal included in the proxy statement but seeking to have the proposal considered at the 2001 Annual Meeting of Stockholders, such stockholder must provide written notice of such proposal to the Secretary of the company at the principal executive offices of the company by March 22, 2001. With respect to a proposal not to be included in the proxy statement, in the event notice is not timely given to the company, the persons who are appointed as proxies may exercise their discretionary voting authority with respect to such proposals, if the proposal is considered at the 2001 Annual Meeting of Stockholders, even if the stockholders have not been advised of the proposal. In addition, stockholders must comply in all respects with the rules and regulations of the Securities and Exchange Commission then in effect and the procedural requirements of the company's bylaws.

   The chairman of the meeting may refuse to allow the transaction of any business not presented beforehand, or to acknowledge the nomination of any person not made, in compliance with the foregoing procedures.

   Whether or not you plan to attend the Meeting, please vote by telephone or Internet or mark, sign, date and promptly return the enclosed proxy in the enclosed envelope. The toll-free number to vote by telephone is at no cost to you. No postage is required for mailing in the United States.

                                          By order of the Board of Directors,

                                          Carl R. Rose
                                          Chairman

                                                                       EXHIBIT A

                             ARTICLES OF AMENDMENT

                                     TO THE

                           ARTICLES OF INCORPORATION

                                       OF

                                 EPICEDGE, INC.

   Pursuant to the provisions of Article 4.04 of the Texas Business Corporations Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

                                  ARTICLE ONE

   The name of the corporation is EpicEdge, Inc.

                                  ARTICLE TWO

   The following amendments and additions were adopted by the shareholders of the corporation on May 25, 2000.

   The amendment alters in full Article IV of the original Articles of Incorporation to read as follows:

                                  ARTICLE IV.

   The total number of shares of stock which the Corporation shall have authority to issue is 155,000,000 consisting of 150,000,000 shares of common stock, par value $.01 per share (the "Common Stock"), and 5,000,000 shares of preferred stock par value $.01 per share (the "Preferred Stock").

   Shares of Preferred Stock of the Corporation may be issued from time to time in one or more classes or series, each of which class or series shall have such distinctive designation or title as shall be determined by the Board of directors of the Corporation (the "Board of Directors") prior to the issuance of any shares thereof. Each such class or series of Preferred Stock shall have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, and shall be stated in such resolution or resolutions providing for the issue of such class or series of Preferred Stock as may be adopted from time to time by the Board of Directors prior to the issuance of any shares thereof pursuant to the authority hereby expressly vested in it, all in accordance with the laws of the State of Texas.

                                 ARTICLE THREE

   Each statement made by these Amended Articles of Incorporation has been effected in conformity with the provisions of the Texas Business Corporations Act. These Articles of Amendment to the Articles of Incorporation were adopted by the Shareholders of the corporation on May 25, 2000.

                                  ARTICLE FOUR

   The number of shares of the Company outstanding at the time of the adoption
was       and the number of shares entitled to vote on the amendment was
         .

                                   ARTICLE FIVE

   The holders of            shares outstanding entitled to vote on the
amendment voted for its approval.

                                   EPICEDGE, INC.

                                   By:

                                   Name: Charles H. Leaver, Jr.
                                   Title: Chief Executive Officer

STATE OF TEXAS(S)

COUNTY OF HARRIS(S)

   Before me, a notary public, on this day personally appeared, Charles H. Leaver, Jr., known to me to be the person whose name is subscribed to the foregoing document and, being by me first duly sworn, declared that the statements therein contained are true and correct.

   Given under my hand and seal this            day of           , 2000.

                               ------------------------------------------------
                               Notary Public, State of Texas
                               My commission expires:

                                                   , 2000

                    DESIGN AUTOMATION SYSTEMS INCORPORATED
                            1999 STOCK OPTION PLAN

                                ARTICLE I--PLAN

   1.1 Purpose. This Plan is a plan for key Employees (including officers and employee directors) and Consultants of the Company and its Affiliates and is intended to advance the best interests of the Company, its Affiliates, and its stockholders by providing those persons who have substantial responsibility for the management and growth of the Company and its Affiliates with additional incentives and an opportunity to obtain or increase their proprietary interest in the Company, thereby encouraging them to continue in the employ of the Company or any of its Affiliates.

   1.2 Rule 16b-3 Plan. The Company is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and therefore the Plan is intended to comply with all applicable conditions of Rule 16b-3 (and all subsequent revisions thereof) promulgated under the 1934 Act. To the extent any provision of the Plan or action by the Board of Directors or Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. In addition, the Board of Directors may amend the Plan from time to time as it deems necessary in order to meet the requirements of any amendments to Rule 16b-3 without the consent of the shareholders of the Company.

   1.3 Effective Date of Plan. The Plan shall be effective April 1999 (the "Effective Date"), provided that within one year of the Effective Date, the Plan shall have been approved by at least a majority vote of stockholders voting in person or by proxy at a duly held stockholders' meeting, or if the provisions of the corporate charter, by-laws or applicable state law prescribes a greater degree of stockholder approval for this action, the approval by the holders of that percentage, at a duly held meeting of stockholders. No Incentive Option, Nonqualified Option, Stock Appreciation Right, Restricted Stock Award or Performance Stock Award shall be granted pursuant to the Plan ten years after the Effective Date.

                            ARTICLE II--DEFINITIONS

   The words and phrases defined in this Article shall have the meaning set out in these definitions throughout this Plan, unless the context in which any such word or phrase appears reasonably requires a broader, narrower, or different meaning.

   2.1 "Affiliate" means any parent corporation and any subsidiary corporation. The term "parent corporation" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the action or transaction, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain. The term "subsidiary corporation" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the action or transaction, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

   2.2 "Award" means each of the following granted under this Plan: Incentive Option, Nonqualified Option, Stock Appreciation Right, Restricted Stock Award or Performance Stock Award.

   2.3 "Board of Directors" means the board of directors of the Company.

   2.4 "Change in Control" shall mean and include the following transactions or situations:

       (a) A sale, transfer, or other disposition by the Company through a single transaction or a series of transactions of securities of the Company representing thirty (30%) percent or more of the combined voting power of the Company's then outstanding securities to any "Unrelated Person" or "Unrelated Persons" acting in concert with one another. For purposes of this definition, the term "Person" shall mean and include any individual, partnership, joint venture, association, trust corporation, or other entity (including a "group" as referred to in Section 13(d)(3) of the 1934 Act). For purposes of this definition, the term "Unrelated Person" shall mean and include any Person other than the Company, a wholly-owned subsidiary of the Company, or an employee benefit plan of the Company; provided however, a sale to underwriters in connection with a public offering of the Company's securities pursuant to a firm commitment shall not be a Change of Control.

       (b) A sale, transfer, or other disposition through a single transaction or a series of transactions of all or substantially all of the assets of the Company to an Unrelated Person or Unrelated Persons acting in concert with one another.

       (c) A change in the ownership of the Company through a single transaction or a series of transactions such that any Unrelated Person or Unrelated Persons acting in concert with one another become the "Beneficial Owner," directly or indirectly, of securities of the Company representing at least thirty (30%) percent of the combined voting power of the Company's then outstanding securities. For purposes of this definition, the term "Beneficial Owner" shall have the same meaning as given to that term in Rule 13d-3 promulgated under the 1934 Act, provided that any pledgee of voting securities is not deemed to be the Beneficial Owner thereof prior to its acquisition of voting rights with respect to such securities.

       (d) Any consolidation or merger of the Company with or into an Unrelated Person, unless immediately after the consolidation or merger the holders of the common stock of the Company immediately prior to the consolidation or merger are the beneficial owners of securities of the surviving corporation representing at least fifty (50%) percent of the combined voting power of the surviving corporation's then outstanding securities.

       (e) During any period of two years, individuals who, at the beginning of such period, constituted the Board of Directors of the Company cease, for any reason, to constitute at least a majority thereof, unless the election or nomination for election of each new director was approved by the vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period.

       (f) A change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the 1934 Act, or any successor regulation of similar importance, regardless of whether the Company is subject to such reporting requirement.

   2.5 "Code" means the Internal Revenue Code of 1986, as amended.

   2.6 "Committee" means the Compensation Committee of the Board of Directors or such other committee designated by the Board of Directors.

   2.7 "Company" means Design Automation Systems Incorporated.

   2.8 "Consultant" means any person, including an advisor, engaged by the Company or Affiliate to render services and who is compensated for such services.

   2.9 "Disinterested Person" means a "disinterested person" as that term is defined in Rule 16b-3 under the 1934 Act.

   2.10 "Eligible Persons" shall mean, with respect to the Plan, those persons who, at the time that an Award is granted, are (i) key personnel (including officers and directors) of the Company or Affiliate, or (ii) Consultants or independent contractors who provide valuable services to the Company or Affiliate as determined by the Committee.

   2.11 "Employee" means a person employed by the Company or any Affiliate to whom an Award is granted.

   2.12 "Fair Market Value" of the Stock as of any date means (a) the average of the high and low sale prices of the Stock on that date on the principal securities exchange on which the Stock is listed; or (b) if the Stock is not listed on a securities exchange, the average of the high and low sale prices of the Stock on that date as reported on the NASDAQ National Market System; or
(c) if the Stock is not listed on the NASDAQ National Market System, the average of the high and low bid quotations for the Stock on that date as reported by the National Quotation Bureau Incorporated; or (d) if none of the foregoing is applicable, an amount at the election of the Committee equal to
(x), the average between the closing bid and ask prices per share of Stock on the last preceding date on which those prices were reported or (y) that amount as determined by the Committee in good faith.

   2.13 "Incentive Option" means an option to purchase Stock granted under this Plan which is designated as an "Incentive Option" and satisfies the requirements of Section 422 of the Code.

   2.14 "Nonqualified Option" means an option to purchase Stock granted under this Plan other than an Incentive Option.

   2.15 "Option" means both an Incentive Option and a Nonqualified Option granted under this Plan to purchase shares of Stock.

   2.16 "Option Agreement" means the written agreement by and between the Company and an Eligible Person which sets out the terms of an Option.

   2.17 "Plan" means the Design Automation Systems Incorporated 1999 Stock Option Plan, as set out in this document and as it may be amended from time to time.

   2.18 "Plan Year" means the Company's fiscal year.

   2.19 "Performance Stock Award" means an award of shares of Stock to be issued to an Eligible Person if specified predetermined performance goals are satisfied as described in Article VI.

   2.20 "Restricted Stock" means Stock awarded or purchased under a Restricted Stock Agreement entered into pursuant to this Plan, together with (i) all rights, warranties or similar items attached or accruing thereto or represented by the certificate representing the stock and (ii) any stock or securities into which or for which the stock is thereafter converted or exchanged. The terms and conditions of the Restricted Stock Agreement shall be determined by the Committee consistent with the terms of the Plan.

   2.21 "Restricted Stock Agreement" means an agreement between the Company or any Affiliate and the Eligible Person pursuant to which the Eligible Person receives a Restricted Stock Award subject to Article VI.

   2.22 "Restricted Stock Award" means an Award of Restricted Stock.

   2.23 "Restricted Stock Purchase Price" means the purchase price, if any, per share of Restricted Stock subject to an Award. The Restricted Stock Purchase Price shall be determined by the Committee. It may be greater than or less than the Fair Market Value of the Stock on the date of the Stock Award.

   2.24 "Stock" means the common stock of the Company, $.001 par value or, in the event that the outstanding shares of common stock are later changed into or exchanged for a different class of stock or securities of the Company or another corporation, that other stock or security.

   2.25 "Stock Appreciation Right" and "SAR" means the right to receive the difference between the Fair Market Value of a share of Stock on the grant date and the Fair Market Value of the share of Stock on the exercise date.

   2.26 "10% Stockholder" means an individual who, at the time the Option is granted, owns Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any Affiliate. An individual shall be considered as owning the Stock owned, directly or indirectly, by or for his brothers and sisters (whether by the whole or half blood), spouse, ancestors, and lineal descendants; and Stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust, shall be considered as being owned proportionately by or for its stockholders, partners, or beneficiaries.

                           ARTICLE III--ELIGIBILITY

   The individuals who shall be eligible to receive Awards shall be those Eligible Persons of the Company or any of its Affiliates as the Committee shall determine from time to time. The Board of Directors may designate one or more individuals who shall not be eligible to receive any Award under this Plan or under other similar plans of the Company.

               ARTICLE IV--GENERAL PROVISIONS RELATING TO AWARDS

   4.1 Authority to Grant Awards. The Committee may grant to those Eligible Persons of the Company or any of its Affiliates as it shall from time to time determine, Awards under the terms and conditions of this Plan. Subject only to any applicable limitations set out in this Plan, the number of shares of Stock to be covered by any Award to be granted to an Eligible Person shall be determined by the Committee.

   4.2 Dedicated Shares. The total number of shares of Stock with respect to which Awards may be granted under the Plan shall be 7,500,000 shares. The shares may be treasury shares or authorized but unissued shares. [THE MAXIMUM NUMBER OF SHARES SUBJECT TO OPTIONS OR STOCK APPRECIATION RIGHTS WHICH MAY BE ISSUED TO ANY ELIGIBLE PERSON UNDER THE PLAN DURING EACH PLAN YEAR SHALL BE DETERMINED BY THE COMPENSATION COMMITTEE. THE MAXIMUM NUMBER OF SHARES SUBJECT TO RESTRICTED STOCK AWARDS WHICH MAY BE GRANTED TO ANY ELIGIBLE PERSON UNDER THE PLAN DURING EACH PLAN YEAR SHALL BE DETERMINED BY THE COMPENSATION COMMITTEE. THE MAXIMUM NUMBER OF SHARES SUBJECT TO PERFORMANCE STOCK AWARDS WHICH MAY BE GRANTED TO ANY ELIGIBLE PERSON DURING EACH PLAN YEAR SHALL BE DETERMINED BY THE COMPENSATION COMMITTEE.] The number of shares stated in this
Section 4.2 shall be subject to adjustment in accordance with the provisions of Section 4.5. In the event that any outstanding Award shall expire or terminate for any reason or any Award is surrendered, the shares of Stock allocable to the unexercised portion of that Award may again be subject to an Award under the Plan.

   4.3 Non-transferability. Awards shall not be transferable by the Eligible Person otherwise than by will or under the laws of descent and distribution, and shall be exercisable, during the Eligible Person's lifetime, only by him. Restricted Stock shall be purchased by and/or become vested under a Restricted Stock Agreement during the Eligible Person's lifetime, only by him. Any attempt to transfer an Award other than under the terms of the Plan and the Agreement shall terminate the Award and all rights of the Eligible Person to that Award.

   4.4 Requirements of Law. The Company shall not be required to sell or issue any Stock under any Award if issuing that Stock would constitute or result in a violation by the Eligible Person or the Company of any provision of any law, statute, or regulation of any governmental authority. Specifically, in connection with any applicable statute or regulation relating to the registration of securities, upon exercise of any Option or pursuant to any Award, the Company shall not be required to issue any Stock unless the Committee has received evidence satisfactory to it to the effect that the holder of that Option or Award will not transfer the Stock except in accordance with applicable law, including receipt of an opinion of counsel satisfactory to the Company to the effect that any proposed transfer complies with applicable law. The determination by the Committee on this matter shall be final, binding and conclusive. The Company may, but shall in no event be obligated to, register any Stock covered by this Plan pursuant to applicable securities laws of any country or any political subdivision. In the event the Stock issuable on exercise of an Option or pursuant to an Award is not registered, the Company may imprint on the certificate evidencing the Stock any legend that counsel for the Company considers necessary or advisable to comply with applicable law. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of an Option or vesting under an Award, or the issuance of shares pursuant thereto, to comply with any law or regulation of any governmental authority.

   4.5 Changes in the Company's Capital Structure.

   (a) The existence of outstanding Options or Awards shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock or its rights, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a Stock dividend, or other increase or reduction of the number of shares of the Stock outstanding, without receiving compensation for it in money, services or property, then (a) the number, class, and per share price of shares of Stock subject to outstanding Options under this Plan shall be appropriately adjusted in such a manner as to entitle an Eligible Person to receive upon exercise of an Option, for the same aggregate cash consideration, the equivalent total number and class of shares he would have received had he exercised his Option in full immediately prior to the event requiring the adjustment; and (b) the number and class of shares of Stock then reserved to be issued under the Plan shall be adjusted by substituting for the total number and class of shares of Stock then reserved, that number and class of shares of Stock that would have been received by the owner of an equal number of outstanding shares of each class of Stock as the result of the event requiring the adjustment.

   (b) If the Company is merged or consolidated with another corporation and the Company is not the surviving corporation, or if the Company is liquidated or sells or otherwise disposes of substantially all its assets while unexercised Options remain outstanding under this Plan:

       (i) subject to the provisions of clause (c) below, after the effective date of the merger, consolidation, liquidation, sale or other disposition, as the case may be, each holder of an outstanding Option shall be entitled, upon exercise of the Option, to receive, in lieu of shares of Stock, the number and class or classes of shares of stock or other securities or property to which the holder would have been entitled if, immediately prior to the merger, consolidation, liquidation, sale or other disposition, the holder had been the holder of record of a number of shares of Stock equal to the number of shares as to which the Option shall be so exercised;

       (ii) the Board of Directors may waive any limitations set out in or imposed under this Plan so that all Options, from and after a date prior to the effective date of the merger, consolidation, liquidation, sale or other disposition, as the case may be, specified by the Board of Directors, shall be exercisable in full; and

       (iii) all outstanding Options may be canceled by the Board of Directors as of the effective date of any merger, consolidation, liquidation, sale or other disposition, if (i) notice of cancellation shall be given to each holder of an Option and (ii) each holder of an Option shall have the right to exercise that Option in full (without regard to any limitations set out in or imposed under this Plan or the Option Agreement granting that Option) during a period set by the Board of Directors preceding the effective date of the merger, consolidation, liquidation, sale or other disposition and, if in the event all outstanding Options may not be exercised in full under applicable securities laws without registration of the shares of Stock issuable on exercise of the Options, the Board of Directors may limit the exercise of the Options to the number of shares of Stock, if any, as may be issued without registration. The method of choosing which Options may be exercised, and the number of shares of Stock for which Options may be exercised, shall be solely within the discretion of the Board of Directors.

   (c) After a merger of one or more corporations into the Company or after a consolidation of the Company and one or more corporations in which the Company shall be the surviving corporation, each Eligible Person shall be entitled to have his Restricted Stock and shares earned under a Performance Stock Award appropriately adjusted based on the manner the Stock was adjusted under the terms of the agreement of merger or consolidation.

   (d) In each situation described in this Section 4.5, the Committee will make similar adjustments, as appropriate, in outstanding Stock Appreciation Rights.

   (e) The issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe for them, or upon conversion of shares or obligations of the Company convertible into shares or other securities, shall not affect, and no adjustment by reason of such issuance shall be made with respect to, the number, class, or price of shares of Stock then subject to outstanding Awards.

   4.6 Election under Section 83(b) of the Code. No Employee shall exercise the election permitted under Section 83(b) of the Code without written approval of the Committee. Any Employee doing so shall forfeit all Awards issued to him under this Plan.

               ARTICLE V--OPTIONS AND STOCK APPRECIATION RIGHTS

   5.1 Type of Option. The Committee shall specify at the time of grant whether a given Option shall constitute an Incentive Option or a Nonqualified Option. Incentive Stock Options may only be granted to Employees.

   5.2 Option Price. The price at which Stock may be purchased under an Incentive Option shall not be less than the greater of: (a) 100% of the Fair Market Value of the shares of Stock on the date the Option is granted or (b) the aggregate par value of the shares of Stock on the date the Option is granted. The Committee in its discretion may provide that the price at which shares of Stock may be purchased under an Incentive Option shall be more than 100% of Fair Market Value. In the case of any 10% Stockholder, the price at which shares of Stock may be purchased under an Incentive Option shall not be less than 110% of the Fair Market Value of the Stock on the date the Incentive Option is granted. The price at which shares of Stock may be purchased under a Nonqualified Option shall be such price as shall be determined by the Committee in its sole discretion but in no event lower than the par value of the shares of Stock on the date the Option is granted.

   5.3 Duration of Options and SARS. No Option or SAR shall be exercisable after the expiration of ten (10) years from the date the Option or SAR is granted. In the case of a 10% Stockholder, no Incentive Option shall be exercisable after the expiration of five years from the date the Incentive Option is granted.

   5.4 Amount Exercisable--Incentive Options. Each Option may be exercised from time to time, in whole or in part, in the manner and subject to the conditions the Committee, in its sole discretion, may provide in the Option Agreement, as long as the Option is valid and outstanding, and further provided that no Option may be exercisable within six (6) months of the date of grant unless a shorter period is designated by the Committee. To the extent that the aggregate Fair Market Value (determined as of the time an Incentive Option is granted) of the Stock with respect to which Incentive Options first become exercisable by the optionee during any calendar year (under this Plan and any other incentive stock option plan(s) of the Company or any Affiliate) exceeds $100,000, the portion in excess of $100,000 of the Incentive Option shall be treated as a Nonqualified Option. In making this determination, Incentive Options shall be taken into account in the order in which they were granted.

   5.5 Exercise of Options. Each Option shall be exercised by the delivery of written notice to the Committee setting forth the number of shares of Stock with respect to which the Option is to be exercised, together with:

     (a) cash, certified check, bank draft, or postal or express money order payable to the order of the Company for an amount equal to the option price of the shares,

     (b) Stock at its Fair Market Value on the date of exercise,

     (c) an election to make a cashless exercise through a registered broker-dealer (if approved in advance by the Committee),

     (d) an election to have shares of Stock, which otherwise would be issued on exercise, withheld in payment of the exercise price (if approved in advance by the Committee), and/or

     (e) any other form of payment which is acceptable to the Committee, including without limitation, payment in the form of a promissory note, and specifying the address to which the certificates for the shares are to be mailed.

   As promptly as practicable after receipt of written notification and payment, the Company shall deliver to the Eligible Person certificates for the number of shares with respect to which the Option has been exercised, issued in the Eligible Person's name. If shares of Stock are used in payment, the aggregate Fair Market Value of the shares of Stock tendered must be equal to or less than the aggregate exercise price of the shares being purchased upon exercise of the Option, and any difference must be paid by cash, certified check, bank draft, or postal or express money order payable to the order of the Company. Delivery of the shares shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited the certificates in the United States mail, addressed to the Eligible Person, at the address specified by the Eligible Person.

   Whenever an Option is exercised by exchanging shares of Stock owned by the Eligible Person, the Eligible Person shall deliver to the Company certificates registered in the name of the Eligible Person representing a number of shares of Stock legally and beneficially owned by the Eligible Person, free of all liens, claims, and encumbrances of every kind, accompanied by stock powers duly endorsed in blank by the record holder of the shares represented by the certificates (with signature guaranteed by a commercial bank or trust company or by a brokerage firm having a membership on a registered national stock exchange). The delivery of certificates upon the exercise of Options is subject to the condition that the person exercising the Option provide the Company with the information the Company might reasonably request pertaining to exercise, sale or other disposition.

   5.6 Stock Appreciation Rights. All Eligible Persons shall be eligible to receive Stock Appreciation Rights. The Committee shall determine the SAR to be awarded from time to time to any Eligible Person. The grant of an SAR to be awarded from time to time shall neither entitle such person to, nor disqualify such person, from participation in any other grant of awards by the Company, whether under this Plan or any other plan of the Company. If granted as a stand-alone SAR Award, the terms of the Award shall be provided in a Stock Appreciation Rights Agreement.

   5.7 Stock Appreciation Rights in Tandem with Options. Stock Appreciation Rights may, at the discretion of the Committee, be included in each Option granted under the Plan to permit the holder of an Option to surrender that Option, or a portion of the part which is then exercisable, and receive in exchange, upon the conditions and limitations set by the Committee, an amount equal to the excess of the Fair Market Value of the Stock covered by the Option, or the portion of it that was surrendered, determined as of the date of surrender, over the aggregate exercise price of the Stock. The payment may be made in shares of Stock valued at Fair Market Value, in cash, or partly in cash and partly in shares of Stock, as the Committee shall decide in its sole discretion. Stock Appreciation Rights may be exercised only when the Fair Market Value of the Stock covered by the Option surrendered exceeds the exercise price of the Stock. In the event of the surrender of an Option, or a portion of it, to exercise the Stock Appreciation Rights, the shares represented by the Option or that part of it which is surrendered, shall not be available for reissuance under the Plan. Each Stock Appreciation Right issued in tandem with an Option (a) will expire not later than the expiration of the underlying Option, (b) may be for no more than 100% of the difference between the exercise price of the underlying Option and the Fair Market Value of a share of Stock at the time the Stock Appreciation Right is exercised, (c) is transferable only when the underlying Option is transferable, and under the same conditions, and (d) may be exercised only when the underlying Option is eligible to be exercised.

   5.8 Conditions of Stock Appreciation Rights. All Stock Appreciation Rights shall be subject to such terms, conditions, restrictions or limitations as the Committee deems appropriate, including by way of illustration but not by way of limitation, restrictions on transferability, requirement of continued employment, individual performance, financial performance of the Company or payment of any applicable employment or withholding taxes.

   5.9 Payment of Stock Appreciation Rights. The amount of payment to which the Eligible Person who reserves an SAR shall be entitled upon the exercise of each SAR shall be equal to the amount, if any by which the Fair Market Value of the specified shares of Stock on the exercise date exceeds the Fair Market Value of the specified shares of Stock on the date of grant of the SAR. The SAR shall be paid in either cash or Stock, as determined in the discretion of the Committee as set forth in the SAR agreement. If the payment is in Stock, the number of shares to be paid shall be determined by dividing the amount of such payment by the Fair Market Value of Stock on the exercise date of such SAR.

   5.10 Exercise on Termination of Employment. Unless it is expressly provided otherwise in the Option or SAR agreement, Options and SAR granted to Employees shall terminate one day less than three months after severance of employment of the Employee from the Company and all Affiliates for any reason, with or without cause, other than death, retirement under the then established rules of the Company, or severance for disability. Whether authorized leave of absence or absence on military or government service shall constitute severance of the employment of the Employee shall be determined by the Committee at that time.

   5.11 Death. If, before the expiration of an Option or SAR, the Eligible Person, whether in the employ of the Company or after he has retired or was severed for disability, or otherwise dies, the Option or SAR shall continue until the earlier of the Option's or SAR's expiration date or one year following the date of his death, unless it is expressly provided otherwise in the Option or SAR agreement. After the death of the Eligible Person, his executors, administrators or any persons to whom his Option or SAR may be transferred by will or by the laws of descent and distribution shall have the right, at any time prior to the Option's or SAR's expiration or termination, whichever is earlier, to exercise it, to the extent to which he was entitled to exercise it immediately prior to his death, unless it is expressly provided otherwise in the Option or SAR's agreement.

   5.12 Retirement. Unless it is expressly provided otherwise in the Option Agreement, before the expiration of an Incentive Option, the Employee shall be retired in good standing from the employ of the Company under the then established rules of the Company, the Incentive Option shall terminate on the earlier of the Option's expiration date or one day less than one year after his retirement; provided, if an Incentive Option is not exercised within specified time limits prescribed by the Code, it will become a Nonqualified Option by operation of law. Unless it is expressly provided otherwise in the Option Agreement, if before the expiration of a Nonqualified Option, the Employee shall be retired in good standing from the employ of the Company under the then established rules of the Company, the Nonqualified Option shall terminate on the earlier of the Nonqualified Option's expiration date or one day less than one year after his retirement. In the event of retirement, the Employee shall have the right prior to the termination of the Nonqualified Option to exercise the Nonqualified Option, to the extent to which he was entitled to exercise it immediately prior to his retirement, unless it is expressly provided otherwise in the Option Agreement. Upon retirement, an SAR shall continue to be exercisable for the remainder of the term of the SAR agreement.

   5.13 Disability. If, before the expiration of an Option or SAR, the Employee shall be severed from the employ of the Company for disability, the Option or SAR shall terminate on the earlier of the Option's or SAR's expiration date or one day less than one year after the date he was severed because of disability, unless it is expressly provided otherwise in the Option or SAR agreement. In the event that the Employee shall be severed from the employ of the Company for disability, the Employee shall have the right prior to the termination of the Option or SAR to exercise the Option, to the extent to which he was entitled to exercise it immediately prior to his retirement or severance of employment for disability, unless it is expressly provided otherwise in the Option Agreement.

   5.14 Substitution Options. Options may be granted under this Plan from time to time in substitution for stock options held by employees of other corporations who are about to become employees of or affiliated with the Company or any Affiliate as the result of a merger or consolidation of the employing corporation with the Company or any Affiliate, or the acquisition by the Company or any Affiliate of the assets of the employing corporation, or the acquisition by the Company or any Affiliate of stock of the employing corporation as the result of which it becomes an Affiliate of the Company. The terms and conditions of the substitute Options granted may vary from the terms and conditions set out in this Plan to the extent the Committee, at the time of grant, may deem appropriate to conform, in whole or in part, to the provisions of the stock options in substitution for which they are granted.

   5.15 Reload Options. Without in any way limiting the authority of the Board of Directors or Committee to make or not to make grants of Options hereunder, the Board of Directors or Committee shall have the authority (but not an obligation) to include as part of any Option Agreement a provision entitling the Eligible Person to a further Option (a "Reload Option") in the event the Eligible Person exercises the Option evidenced by the

Option Agreement, in whole or in part, by surrendering other shares of Stock in accordance with this Plan and the terms and conditions of the Option Agreement. Any such Reload Option (a) shall be for a number of shares equal to the number of shares surrendered as part or all of the exercise price of such Option; (b) shall have an expiration date which is the greater of (i) the same expiration date of the Option the exercise of which gave rise to such Reload Option or (ii) one year from the date of grant of the Reload Option; and (c) shall have an exercise price which is equal to one hundred percent (100%) of the Fair Market Value of the Stock subject to the Reload Option on the date of exercise of the original Option. Notwithstanding the foregoing, a Reload Option which is an Incentive Option and which is granted to a 10% Stockholder, shall have an exercise price which is equal to one hundred ten percent (110%) of the Fair Market Value of the Stock subject to the Reload Option on the date of exercise of the original Option and shall have a term which is no longer than five (5) years.

   Any such Reload Option may be an Incentive Option or a Nonqualified Option, as the Board of Directors or Committee may designate at the time of the grant of the original Option; provided, however, that the designation of any Reload Option as an Incentive Option shall be subject to the one hundred thousand dollar ($100,000) annual limitation on exercisability of Incentive Stock Options described in the Plan and in Section 422(d) of the Code. There shall be no Reload Options on a Reload Option. Any such Reload Option shall be subject to the availability of sufficient shares under Section 4.2 herein and shall be subject to such other terms and conditions as the Board of Directors or Committee may determine which are not inconsistent with the express provisions of the Plan regarding the terms of Options.

   5.16 No Rights as Stockholder. No Eligible Person shall have any rights as a stockholder with respect to Stock covered by his Option until the date a stock certificate is issued for the Stock.

                      ARTICLE VI--RESTRICTED STOCK AWARDS

   6.1 Restricted Stock Awards. The Committee may issue shares of Stock to an Eligible Person subject to the terms of a Restricted Stock Agreement. The Restricted Stock may be issued for no payment by the Eligible Person or for a payment below the Fair Market Value on the date of grant. Restricted Stock shall be subject to restrictions as to sale, transfer, alienation, pledge or other encumbrance and generally will be subject to vesting over a period of time specified in the Restricted Stock Agreement. The Committee shall determine the period of vesting, the number of shares, the price, if any, of Stock included in a Restricted Stock Award, and the other terms and provisions which are included in a Restricted Stock Agreement.

   6.2 Restrictions. Restricted Stock shall be subject to the terms and conditions as determined by the Committee, including without limitation, any or all of the following:

     (a) a prohibition against the sale, transfer, alienation, pledge or other encumbrance of the shares of Restricted Stock, such prohibition to lapse (i) at such time or times as the Committee shall determine (whether in annual or more frequent installments, at the time of the death, disability or retirement of the holder of such shares, or otherwise);

     (b) a requirement that the holder of shares of Restricted Stock forfeit, or in the case of shares sold to an Eligible Person, resell back to the Company at his cost, all or a part of such shares in the event of termination of the Eligible Person's employment during any period in which the shares remain subject to restrictions;

     (c) a prohibition against employment of the holder of Restricted Stock by any competitor of the Company or its Affiliates, or against such holder's dissemination of any secret or confidential information belonging to the Company or an Affiliate;

     (d) unless stated otherwise in the Restricted Stock Agreement,

       (i) if restrictions remain at the time of severance of employment with the Company and all Affiliates, other than for reason of disability or death, the Restricted Stock shall be forfeited; and

       (ii) if severance of employment is by reason of disability or death, the restrictions on the shares shall lapse and the Eligible Person or his heirs or estate shall be 100% vested in the shares subject to the Restricted Stock Agreement.

   6.3 Stock Certificate. Shares of Restricted Stock shall be registered in the name of the Eligible Person receiving the Restricted Stock Award and deposited, together with a stock power endorsed in blank, with the Company. Each such certificate shall bear a legend in substantially the following form:

     The transferability of this certificate and the shares of Stock represented by it is restricted by and subject to the terms and conditions (including conditions of forfeiture) contained in the Design Automation Systems Incorporated 1999 Stock Option Plan, and an agreement entered into between the registered owner and the Company. A copy of the Plan and agreement is on file in the office of the Secretary of the Company.

   6.4 Rights as Stockholder. Subject to the terms and conditions of the Plan, each Eligible Person receiving a certificate for Restricted Stock shall have all the rights of a stockholder with respect to the shares of Stock included in the Restricted Stock Award during any period in which such shares are subject to forfeiture and restrictions on transfer, including without limitation, the right to vote such shares. Dividends paid with respect to shares of Restricted Stock in cash or property other than Stock in the Company or rights to acquire stock in the Company shall be paid to the Eligible Person currently. Dividends paid in Stock in the Company or rights to acquire Stock in the Company shall be added to and become a part of the Restricted Stock.

   6.5 Lapse of Restrictions. At the end of the time period during which any shares of Restricted Stock are subject to forfeiture and restrictions on sale, transfer, alienation, pledge, or other encumbrance, such shares shall vest and will be delivered in a certificate, free of all restrictions, to the Eligible Person or to the Eligible Person's legal representative, beneficiary or heir; provided the certificate shall bear such legend, if any, as the Committee determines is reasonably required by applicable law. By accepting a Stock Award and executing a Restricted Stock Agreement, the Eligible Person agrees to remit when due any federal and state income and employment taxes required to be withheld.

   6.6 Restriction Period. No Restricted Stock Award may provide for restrictions continuing beyond ten (10) years from the date of grant.

                     ARTICLE VII--PERFORMANCE STOCK AWARDS

   7.1 Award of Performance Stock. The Committee may award shares of Stock, without any payment for such shares, to designated Eligible Persons if specified performance goals established by the Committee are satisfied. The terms and provisions herein relating to these performance based awards are intended to satisfy Section 162(m) of the Code and regulations issued thereunder. The designation of an employee eligible for a specific Performance Stock Award shall be made by the Committee in writing prior to the beginning of the period for which the performance is measured (or within such period as permitted by IRS regulations). The Committee shall establish the maximum number of shares of Stock to be issued to a designated Employee if the performance goal or goals are met. The Committee reserves the right to make downward adjustments in the maximum amount of an Award if in its discretion unforeseen events make such adjustment appropriate.

   7.2 Performance Goals. Performance goals determined by the Committee may be based on specified increases in cash flow, net profits, Stock price, Company, segment or Affiliate sales, market share, earnings per share, return on assets, and/or return on stockholders' equity.

   7.3 Eligibility. The employees eligible for Performance Stock Awards are the senior officers (i.e., chief executive officer, president, vice presidents, secretary, treasurer, and similar positions) of the Company and its Affiliates, and such other employees of the Company and its Affiliates as may be designated by the Committee.

   7.4 Certificate of Performance. The Committee must certify in writing that a performance goal has been attained prior to issuance of any certificate for a Performance Stock Award to any Employee. If the Committee certifies the entitlement of an Employee to the Performance Stock Award, the certificate will be issued to the Employee as soon as administratively practicable, and subject to other applicable provisions of the Plan, including but not limited to, all legal requirements and tax withholding. However, payment may be made in shares of Stock, in cash, or partly in cash and partly in shares of Stock, as the Committee shall decide in its sole discretion. If a cash payment is made in lieu of shares of Stock, the number of shares represented by such payment shall not be available for subsequent issuance under this Plan.

                         ARTICLE VIII--ADMINISTRATION

   The Plan shall be administered by the Committee. All questions of interpretation and application of the Plan and Awards shall be subject to the determination of the Committee. A majority of the members of the Committee shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by a majority of the members shall be as effective as if it had been made by a majority vote at a meeting properly called and held. This Plan shall be administered in such a manner as to permit the Options which are designated to be Incentive Options to qualify as Incentive Options. In carrying out its authority under this Plan, the Committee shall have full and final authority and discretion, including but not limited to the following rights, powers and authorities, to:

     (a) determine the Eligible Persons to whom and the time or times at which Options or Awards will be made,

     (b) determine the number of shares and the purchase price of Stock covered in each Option or Award, subject to the terms of the Plan,

     (c) determine the terms, provisions and conditions of each Option and Award, which need not be identical,

     (d) accelerate the time at which any outstanding Option or SAR may be exercised, or Restricted Stock Award will vest,

     (e) define the effect, if any, on an Option or Award of the death, disability, retirement, or termination of employment of the Employee,

     (f) prescribe, amend and rescind rules and regulations relating to administration of the Plan, and

     (g) make all other determinations and take all other actions deemed necessary, appropriate, or advisable for the proper administration of this Plan.

   The actions of the Committee in exercising all of the rights, powers, and authorities set out in this Article and all other Articles of this Plan, when performed in good faith and in its sole judgment, shall be final, conclusive and binding on all parties.

                 ARTICLE IX--AMENDMENT OR TERMINATION OF PLAN

   The Board of Directors of the Company may amend, terminate or suspend this Plan at any time, in its sole and absolute discretion; provided, however, that to the extent required to qualify this Plan under Rule 16b-3 promulgated under
Section 16 of the Securities Exchange Act of 1934, as amended, no amendment that would (a) materially increase the number of shares of Stock that may be issued under this Plan, (b) materially modify the requirements as to eligibility for participation in this Plan, or (c) otherwise materially increase the benefits accruing to participants under this Plan, shall be made without the approval of the Company's stockholders; provided further, however, that to the extent required to maintain the status of any Incentive Option under the Code, no amendment that would (a) change the aggregate number of shares of Stock which may be issued under Incentive Options, (b) change the class of employees eligible to receive Incentive Options, or (c) decrease the Option price for Incentive Options below the Fair Market Value of the Stock at the time it is granted, shall be made without the approval of the Company's stockholders. Subject to the preceding sentence, the Board of Directors shall have the power to make any changes in the Plan and in the regulations and administrative provisions under it or in any outstanding Incentive Option as in the opinion of counsel for the Company may be necessary or appropriate from time to time to enable any Incentive Option granted under this Plan to continue to qualify as an incentive stock option or such other stock option as may be defined under the Code so as to receive preferential federal income tax treatment.

                           ARTICLE X--MISCELLANEOUS

   10.1 No Establishment of a Trust Fund. No property shall be set aside nor shall a trust fund of any kind be established to secure the rights of any Eligible Person under this Plan. All Eligible Persons shall at all times rely solely upon the general credit of the Company for the payment of any benefit which becomes payable under this Plan.

   10.2 No Employment Obligation. The granting of any Option or Award shall not constitute an employment contract, express or implied, nor impose upon the Company or any Affiliate any obligation to employ or continue to employ any Eligible Person. The right of the Company or any Affiliate to terminate the employment of any person shall not be diminished or affected by reason of the fact that an Option or Award has been granted to him.

   10.3 Forfeiture. Notwithstanding any other provisions of this Plan, if the Committee finds by a majority vote after full consideration of the facts that an Eligible Person, before or after termination of his employment with the Company or an Affiliate for any reason (a) committed or engaged in fraud, embezzlement, theft, commission of a felony, or proven dishonesty in the course of his employment by the Company or an Affiliate, which conduct damaged the Company or Affiliate, or disclosed trade secrets of the Company or an Affiliate, or (b) participated, engaged in or had a material, financial or other interest, whether as an employee, officer, director, consultant, contractor, stockholder, owner, or otherwise, in any commercial endeavor in the United States which is competitive with the business of the Company or an Affiliate without the written consent of the Company or Affiliate, the Eligible Person shall forfeit all outstanding Options and all outstanding Awards, and including all exercised Options and other situations pursuant to which the Company has not yet delivered a stock certificate. Clause (b) shall not be deemed to have been violated solely by reason of the Eligible Person's ownership of stock or securities of any publicly owned corporation, if that ownership does not result in effective control of the corporation.

   The decision of the Committee as to the cause of an Employee's discharge, the damage done to the Company or an Affiliate, and the extent of an Eligible Person's competitive activity shall be final. No decision of the Committee, however, shall affect the finality of the discharge of the Employee by the Company or an Affiliate in any manner.

   10.4 Tax Withholding. The Company or any Affiliate shall be entitled to deduct from other compensation payable to each Eligible Person any sums required by federal, state, or local tax law to be withheld with respect to the grant or exercise of an Option or SAR, lapse of restrictions on Restricted Stock, or award of Performance Stock. In the alternative, the Company may require the Eligible Person (or other person exercising the Option, SAR or receiving the Stock) to pay the sum directly to the employer corporation. If the Eligible Person (or other person exercising the Option or SAR or receiving the Stock) is required to pay the sum directly, payment in cash or by check of such sums for taxes shall be delivered within 10 days after the date of exercise or lapse of restrictions. The Company shall have no obligation upon exercise of any Option or lapse of restrictions on Stock until payment has been received, unless withholding (or offset against a cash payment) as of or prior to the date of exercise or lapse of restrictions is sufficient to cover all sums due with respect to that exercise. The Company and its Affiliates shall not be obligated to advise an Eligible Person of the existence of the tax or the amount which the employer corporation will be required to withhold.

   10.5 Written Agreement. Each Option and Award shall be embodied in a written agreement which shall be subject to the terms and conditions of this Plan and shall be signed by the Eligible Person and by a member of the Committee on behalf of the Committee and the Company or an executive officer of the Company, other than the Eligible Person, on behalf of the Company. The agreement may contain any other provisions that the Committee in its discretion shall deem advisable which are not inconsistent with the terms of this Plan.

   10.6 Indemnification of the Committee and the Board of Directors. With respect to administration of this Plan, the Company shall indemnify each present and future member of the Committee and the Board of

Directors against, and each member of the Committee and the Board of Directors shall be entitled without further act on his part to indemnity from the Company for, all expenses (including attorney's fees, the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by him in connection with or arising out of any action, suit, or proceeding in which he may be involved by reason of his being or having been a member of the Committee and/or the Board of Directors, whether or not he continues to be a member of the Committee and/or the Board of Directors at the time of incurring the expenses, including, without limitation, matters as to which he shall be finally adjudged in any action, suit or proceeding to have been found to have been negligent in the performance of his duty as a member of the Committee or the Board of Directors. However, this indemnity shall not include any expenses incurred by any member of the Committee and/or the Board of Directors in respect of matters as to which he shall be finally adjudged in any action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duty as a member of the Committee and the Board of Directors. In addition, no right of indemnification under this Plan shall be available to or enforceable by any member of the Committee and the Board of Directors unless, within 60 days after institution of any action, suit or proceeding, he shall have offered the Company, in writing, the opportunity to handle and defend same at its own expense. This right of indemnification shall inure to the benefit of the heirs, executors or administrators of each member of the Committee and the Board of Directors and shall be in addition to all other rights to which a member of the Committee and the Board of Directors may be entitled as a matter of law, contract, or otherwise.

   10.7 Gender. If the context requires, words of one gender when used in this Plan shall include the others and words used in the singular or plural shall include the other.

   10.8 Headings. Headings of Articles and Sections are included for convenience of reference only and do not constitute part of the Plan and shall not be used in construing the terms of the Plan.

   10.9 Other Compensation Plans. The adoption of this Plan shall not affect any other stock option, incentive or other compensation or benefit plans in effect for the Company or any Affiliate, nor shall the Plan preclude the Company from establishing any other forms of incentive or other compensation for employees of the Company or any Affiliate.

   10.10 Other Options or Awards. The grant of an Option or Award shall not confer upon the Eligible Person the right to receive any future or other Options or Awards under this Plan, whether or not Options or Awards may be granted to similarly situated Eligible Persons, or the right to receive future Options or Awards upon the same terms or conditions as previously granted.

   10.11 Governing Law. The provisions of this Plan shall be construed, administered, and governed under the laws of the State of Texas.

                                                                      EXHIBIT C

                                EPICEDGE, INC.

                         EMPLOYEE STOCK PURCHASE PLAN

The following constitute the provisions of the 2000 Employee Stock Purchase Plan of EpicEdge, Inc.

1. Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

2. Definitions.

     a) "Board" shall mean the Board of Directors of the Company.

     b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

     c) "Common Stock" shall mean the common stock of the Company.

     d) "Company" shall mean EpicEdge, Inc., a Texas corporation.

     e) "Compensation" shall mean all regular straight time gross earnings and commissions, and shall not include payments for overtime, shirt premium, incentive compensation, incentive payments, bonuses and other compensation.

     f) "Continuous Status as an Employee" shall mean the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of a leave of absence agreed to in writing by the Company, provided that such leave is for a period of not more than 90 days or re-employment upon the expiration of such leave is guaranteed by contract or statue.

     g) "Contributions" shall mean all amounts credited to the account of a participant pursuant to the Plan.

     h) "Designated Subsidiaries" shall mean the Subsidiaries, which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

     i) "Employee" shall mean any person, including an Officer, who is customarily employed for at least twenty (20) hours per week and more than five (5) months in a calendar year by the Company or one of its Designated Subsidiaries.

     j) "Exchange Act" shall mean the Securities Exchange Act of 1934, amended.

     k) "Exercise Date" shall mean the last day of each Offering Period of the Plan.

     l) "Purchase Date" shall mean the last day of each purchase period of the Plan.

     m) "Offering Date" shall mean the first business day of each Offering Period of the Plan.

     n) "Offering Period" shall mean a period of six (6) months commencing on January 1 and July 1 of each year except as otherwise indicated by the Company.

     o) "Officer" shall mean a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

     p) "Plan" shall mean this Employee Stock Purchase Plan.

     q) "Subsidiary" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a subsidiary.

3. Eligibility.

     a) Any person who is an Employee as of the Offering Date of a given Offering Period shall be eligible to participate in such Offering Period under the Plan, subject to the requirements of Section 5 (a) and the limitations imposed by Section 423 (b) of the Code.

     b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i), if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such an Employee pursuant to Section 424 (d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing give five percent (5%) or more of the total combined working power or value of all classes of stock of the Company or of any subsidiary of the Company, or (ii) if such option would permit his or her rights to purchase stock under all employee stock purchase plans (described in Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) of fair market value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

4. Offering Periods.

     a) The Plan shall be implemented by a series of Offering Periods of six
  (6) months duration, with new Offering Periods commencing on or about January 1 and July 1 of each year (or at such other time or times as may be determined by the Board of Directors). The Plan shall continue until terminated on accordance with Section 19 hereof. The Board of Directors of the Company shall have the power to change the duration and/or the frequency of Offering Period with respect to future offerings without shareholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be affected. Eligible employees may not participate in more than one Offering at a time.

5. Participation.

     a) An eligible Employee may become a participant in the Plan by completing a subscription agreement on the form provided by the Company and filing it with the Company's payroll office prior to the applicable Offering Date, unless a later time for filing the subscription agreement is set by the Board for all eligible Employees with respect to a given offering. The subscription agreement shall set forth the whole number percentage of the participant's Compensation (which shall be not less than 1% and not more than 15%) to be paid as Contributions pursuant to the Plan.

     b) Payroll deductions shall commence on the first payroll following the Offering Date and shall end last payroll paid prior to the Exercise Date of the Offering Period to which the subscription agreement is applicable, that unless sooner terminated by the participant as provided in Section 10, provided however, that any payroll paid within five (5) business days preceding the Exercise Date will be included in the subsequent Offering Period.

6. Method of Payment of Contributions.

     a) The participants shall elect to have payroll deductions made on each payday during the Offering Period in an amount not less than one percent (1%) and not more than fifteen percent (15%) (in whole number increments) of such participant's Compensation on each such payday. All payroll deductions made to a participant shall be credited to his or her account under the Plan. A participant may not make any additional payments into such account.

     b) A participant may discontinue his or her participation in the Plan as provided in Section 10, or, on one occasion only during the Offering Period, may decrease the rate of his or her Contributions during the Offering Period by completing and filing with the Company a new subscription agreement. The change in rate shall be effective as of the beginning of the next calendar month following the date of filing of the new subscription agreement, if the agreement is filed at least ten (10) business days prior to such care and, if not, as of the beginning of the next succeeding calendar month.

7. Grant of Option.

     a) On the Offering Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on the Exercise Date a number of shares of the Company's Common Stock determined by dividing such Employee's Contribution accumulated prior to such Purchase Date and retained in the participant's account as of the Purchase Date by the lower of (i) eighty-five (85%) of the fair market value of a share of the Company's Common Stock on the Offering Date, or
  (ii) eighty-five (85%) of the fair market value of the Company's Common Stock on the Purchase Date; provided however, that the maximum number of shares an Employee may purchase during each Offering Period shall be 5,000 shares, and provided further that such purchase shall be subject to the limitations set forth in Section 3(b) and 13. The fair market value of a share of the Company's Common Stock shall be determined as provided in
  Section 7(b).

     b) The option price per share of the shares offered in a given Offering Period shall be the lower of: (i) 85% of the fair market value of a share of the Common Stock of the Company on the Offering Date; or (ii) 85% of the fair market value of a share of the Common Stock of the Company on the Exercise Date. The fair market value of the Company's Common Stock on a given date shall be determined by the Board in its discretion based on the closing price of the Common Stock for such date (or, in the event that the Common Stock is not traded on such date, on the immediately proceeding trading date on which there was a closing price), as reported by the American Stock Exchange or, if such price is not reported, the mean of the bid and asked prices per share of the Common Stock as reported by Nasdaq or, in the event the Common Stock is listed on a stock exchange on such date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date), as reported in the Wall Street Journal.

8. Exercise of Option. Unless a participant withdraws from the Plan as provided in Section 10, his or her option for the purchase of shares will be exercised automatically on the Exercise Date of the Offering Period, and the maximum number of full shares subject to the option will be purchased at the applicable option price with the accumulated Contributions in his or her account. The shares purchased upon exercise of an option hereunder shall be deemed to be transferred to the participant on the Exercise Date. During his or her lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

9. Delivery. As promptly as practicable after the Exercise Date of each Offering Period, the Company shall arrange the delivery to each participant, as appropriate, including but not limited to, direct deposit into a book entry account or brokerage account, the shares purchased upon exercise of his or her option. Any cash remaining to the credit of a participant's account under the Plan after a purchase by him or her of shares on the Exercise Date, other than amounts representing fractional shares, will be returned to him or her as soon as practicable. Amounts representing fractional shares will be carried forward for use in subsequent purchases.

10. Voluntary Withdrawal; Termination of Employment.

     a) A participant may withdraw all but not less than all the Contributions credited to his or her account under the Plan at any time prior to two (2) business days prior to the Exercise Date of each Offering Period by completing a Company approved notification. All of the participant's Contributions credited to his or her account will be paid to him or her as soon as practicable after receipt of his or her notice of withdrawal and his or her option for the current period will be automatically terminated, and no further Contributions for the purchase of shares will be made during the Offering Period.

     b) Upon termination of the participant's Continuous Status as an Employee prior to the Exercise Date of an Offering Period for any reason, including retirement or death, the Contributions credited to his or her account will be returned to him or her in the case of his or her death, to the person or persons entitled thereto under Section 14, and his or her option will be automatically terminated.

     c) In the event an Employee fails to remain in Continuous Status as an Employee of the Company for at least twenty (20) hours per week during the Offering Period in which the employee is participant, he or she will be deemed to have elected to withdraw from the Plan and the Contributions credited to his or her account will be returned to him or her and his or her option terminated.

     d) A participant's withdrawal from an offering will not have any effect upon his or her eligibility to participate in a succeeding offering or in any similar plan which may hereafter be adopted by the Company.

11. Interest. No Interest shall accrue on the Contributions of a participant in the Plan.

12. Stock.

     a) The maximum number of shares of Common Stock which shall be made available for sale under the Plan shall be 2,500,000 shares, subject to adjustment upon changes in the capitalization of the Company as provided in
  Section 18. If the total number of shares which would otherwise be subject to options granted pursuant to Section 7 (a) on the Offering Date of an Offering Period exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Company shall make a pro rata allocation of the shares remaining available for option grant in as uniform a manner as shall be practicable and as it shall determine to be equitable. In such event, the Company shall give written notice of such reduction of the number of shares subject to the option to each Employee affected thereby and shall similarly reduce the rate of Contributions, if necessary.

     b) The participant will have no interest or voting right in shares covered by his or her option until such the option has been exercised.

     c) Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the "Street Name" of a Company approved broker.

13. Administration. The Board, or a committee named by the Board, shall supervise and administer the Plan and shall have full power to adopt, amend and rescind any rules deemed desirable and appropriate for the administration of the Plan and not inconsistent with the Plan, to construe and interpret the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. The composition of the committed shall be in accordance with the requirements to obtain or retain any available exemption from the operation of Section 16(b) of the Exchange Act pursuant to Rule 16b-3 promulgated thereunder.

14. Designation of Beneficiary.

     a) A participant may file a written designation of a beneficiary who is to receive shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to the end of an Offering Period but prior to delivery to him or her of such shares and cash. In addition a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to the Exercise Date of an Offering Period. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

     b) Such designation of beneficiary may be changed by the participant (and his or her spouse, if any) at any time by written notice. In the event of the death of a participant and the absence of an beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents of relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

15. Transferability. Neither Contributions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distributions, or as provided in Section 13) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as election to withdraw funds in accordance with Section 10.

16. Use of Funds. All Contributions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such Contributions.

17. Reports. Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees promptly following the Exercise Date, which statements will set forth the amounts of Contributions, the per share purchase price, the number of shares purchased and the remaining cash balance, if any.


18. Adjustments Upon Changes in Capitalization; Corporate Transactions.

     a) Adjustments. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but have not yet been placed under option (collective, the "Reserves"), as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of price of shares of Common Stock subject to an option.

     b) Corporate Transactions. In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. In the event of a proposed sale of all substantially all of the assets of the Company, or the merger of Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by each successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Period then in progress by setting a new Exercise Date (the "New Exercise Date"). If the Board shortens the Offering Period then in progress in lieu of assumption or substitution in the event of the merger of sales of assets, the Board shall notify each participant in writing, at least ten (10) days prior to the New Exercise Date and that his or her option will be exercised automatically on the New Exercise Date, unless prior to such date he or she has withdrawn from the Offering Period as provided in Section 10. For purposes of this paragraph, an option granted under the Plan shall be deemed to be assumed if, following the sale of assets or merger, the option confers the right to or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock ); provided, however, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its parent (as defined in Section 424 (e) of the Code), the Board may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock and the sale of assets of merger.

19. Amendments or Termination.

     a) The Board of Directors of the Company may at any time terminate or amend the Plan. Except as provided in Section 19, no such termination may affect options previously granted, nor may an amendment make any change in any option therefore granted which adversely affects the rights of any participant. In addition, to the extent necessary to comply with Rule 16b-3 under the Exchange Act, or under Section 423 of the Code (or any successor rule or provision or any applicable law or regulation), the Company shall obtain shareholder approval in such a manner and to such a degree as so required.

     b) Without shareholder consent and without regard to whether any participant rights may be considered to have be adversely affected, the Board (or its committee) shall be entitled to change the Offering Periods and purchase periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld form the participant's compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

20. Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location or by the person, designated by the Company for the receipt thereof.

21. Conditions Upon Issuance of Shares.

     a) Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     b) As a consideration to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

     c) Each participant agrees, by entering the Plan, to promptly give the Company notice of any disposition of shares purchased under the Plan where such disposition occurs within two (2) years after the date of grant of the option pursuant to which such shares were purchased.

22. Terms of Plan; Effective Date. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 19.

23. Additional Restriction of Rule 16b-3. The terms and conditions of options grated hereunder to, and the purchase of shares by, persons subject to
    Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3. This Plan shall be deemed to contain, and such options shall contain, and the shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

                       ANNUAL MEETING OF SHAREHOLDERS OF

                                 EPICEDGE, INC.

                             THURSDAY, MAY 25, 2000

                           PROXY VOTING INSTRUCTIONS


TO VOTE BY MAIL
---------------

Please date, sign and mail your proxy card in the envelope provided as soon as possible.


TO VOTE BY TELEPHONE (TOUCH-TONE PHONE ONLY)
--------------------------------------------

Please call toll free 1-800-PROXIES and follow the instructions. Have your control number and the proxy card available when you call.

TO VOTE BY INTERNET
-------------------

Please access the web page at www.voteproxy.com and follow the on-screen instructions. Have your control number available when you access the web page.


YOUR CONTROL NUMBER IS


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF EPICEDGE, INC. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED BELOW.

The undersigned stockholder of EPICEDGE, INC. (the "Company") hereby appoints Charles H. Leaver, Jr. and Jeffrey S. Sexton, the true and lawful attorneys, agents and proxies of the undersigned with full power of substitution for and in the name of the undersigned, to vote all the shares of Common Stock of the Company which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at The Houstonian Hotel, Club and Spa, 111 North Post Oak Lane, Houston, Texas 77024 and any and all adjournments thereof, with all of the powers which the undersigned would possess if personally present, for the following purposes:

1. To elect the following individuals to the Company's
   Board of Directors

                                                    FOR  AGAINST ABSTAIN

   Carl R. Rose                                     [ ]    [ ]     [ ]

   Charles H. Leaver                                [ ]    [ ]     [ ]

   Jeffrey S. Sexton                                [ ]    [ ]     [ ]

   Bahram Nour-Omid                                 [ ]    [ ]     [ ]

   John P. Streeten                                 [ ]    [ ]     [ ]

   Nicholas L. Reding                               [ ]    [ ]     [ ]

   Douglas S. Luke                                  [ ]    [ ]     [ ]

2. To approve Deloitte & Touche LLP as our          [ ]    [ ]     [ ]
   independent auditors for the 2000 fiscal year.

3. To approve a proposal to amend our Articles of   [ ]    [ ]     [ ]
   Incorporation to establish blank check preferred stock with 5,000,000 shares reserved for issuance.

4. To approve an amendment to our 1999 Stock        [ ]    [ ]     [ ]
   Option Plan to increase the number of shares of common stock authorized to be issued under the Plan from 3,000,000 shares of common stock to 7,500,000 shares of common stock.

5. To establish an Employee Stock Purchase Plan.    [ ]    [ ]     [ ]

6. The proxies are authorized to vote as they determine in their discretion upon such other matters as may properly come before the meeting.

THIS PROXY WILL BE VOTED FOR THE CHOICE SPECIFIED. IF NO CHOICE IS SPECIFIED FOR ITEMS 1, 2, 3, 4 OR 5 THIS PROXY WILL BE VOTED FOR THOSE ITEMS.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement dated May 3, 2000.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.



                                         DATED:______________________________

                                         ____________________________________
                                         [Signature]


                                         ____________________________________
                                         [Signature if jointly held]


                                         ____________________________________
                                         [Printed Name]

                                         Please sign exactly as name appears
                                         on stock certificate(s). Joint owners
                                         should each sign. Trustees and others
                                         acting in a representative capacity
                                         should indicate the capacity in which
                                         they sign.